UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant To Section 14(a) of

The Securities Exchange Act of 1934

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☒ Definitive Proxy Statement

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☐ Soliciting Material Pursuant to Section 240.14a-12

BOVIE MEDICAL CORPORATION

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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BOVIE MEDICAL CORPORATION

4 Manhattanville Road, Suite 106

Purchase, New York 10577

NOTICE OF 2015 ANNUAL MEETING OF STOCKHOLDERS

Dear Stockholder:

On behalf of your Board of Directors of Bovie Medical Corporation (the “Company”), you are cordially invited to attend the 2015 Annual Meeting of Stockholders to be held on July 16, 2015 at 2:00 p.m. Eastern Standard Time at the offices of Ruskin Moscou Faltischek, P.C., East Tower, 15th Floor, 1425 RXR Plaza, Uniondale, New York 11556, Telephone No. 516-663-6600.

Information Concerning Solicitation and Voting

The Board of Directors is soliciting proxies for the 2015 Annual Meeting of Stockholders to be held on July 16, 2015. This Proxy Statement contains information for you to consider when deciding how to vote on the matters brought before the meeting.

Voting materials, which include the Proxy Statement, Proxy Card and the 2014 Annual Report, are being mailed to stockholders on or about June 1, 2015. The executive office of our Company is located at 4 Manhattanville Road, Suite 106, Purchase, New York 10577, telephone number (914) 468-4069.

At the meeting, stockholders will be asked to:

1.	Elect seven (7) directors to the Board of Directors of the Company to serve until the 2016 Annual Meeting of Stockholders;
2.	Approve the 2015 Share Incentive Plan;
3.	Ratify Frazier & Deeter, LLC as independent registered public accounting firm for the Company for the fiscal year ending December 31, 2015;
4.	Approve a non-binding advisory resolution supporting the compensation of our named executive officers; and
5.	Transact such other business that may properly come before the meeting.

All stockholders are invited to attend the meeting. The close of business on May 29, 2015 is the record date for determining stockholders entitled to vote at the Annual Meeting. Consequently, only stockholders whose names appear on our books as owning our Common Stock at the close of business on May 29, 2015 will be entitled to notice of, and to vote at, the Annual Meeting and adjournment or postponement thereof.

Your vote is important to us. Please complete, sign, date and promptly return the proxy card in the enclosed envelope, so that your shares will be represented whether or not you attend the annual meeting. Returning a proxy card will not deprive you of your right to attend the meeting and vote your shares in person.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD JULY 16, 2015:

THIS NOTICE OF ANNUAL MEETING, PROXY STATEMENT, PROXY CARD AND REPORT ON FORM 10-K FOR THE PERIOD ENDING DECEMBER 31, 2014 IS AVAILABLE AT www.boviemed.com. CLICK ON THE BUTTON “Investor Relations”.

By order of the Board of Directors

/s/ Andrew Makrides
Andrew Makrides Chairman of the Board of Directors

Dated: May 29, 2015

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PROXY STATEMENT

BOVIE MEDICAL CORPORATION

Information Concerning Solicitation and Voting

Our Board of Directors is soliciting proxies for the 2015 Annual Meeting of Stockholders to be held at 2:00 p.m. Eastern Standard Time on July 16, 2015 at the offices of Ruskin Moscou Faltischek, P.C., East Tower, 15th Floor, 1425 RXR Plaza, Uniondale, New York 11556. This Proxy Statement contains important information for you to consider when deciding how to vote on the matters brought before the meeting.

Voting materials, which include the Proxy Statement, Proxy Card and our 2014 Annual Report on Form 10-K, are being mailed to stockholders on or about June 1, 2015. Our executive office is located at 4 Manhattanville Road, Suite 106, Purchase, New York 10577.

Bovie will bear the expense of soliciting proxies. We estimate that the cost of solicitation of proxies will be approximately $30,000 to be incurred solely by Bovie. We will reimburse banks, brokers and other custodians, nominees and fiduciaries for reasonable charges and expenses incurred in forwarding soliciting materials to their clients.

ABOUT THE ANNUAL MEETING

WHO IS SOLICITING YOUR VOTE?

The Board of Directors of Bovie Medical Corporation (the “Company”) is soliciting your vote at the 2015 Annual Meeting of Bovie’s common stockholders being held at 2:00 p.m. Eastern Standard Time on July 16, 2015, at the offices of Ruskin Moscou Faltischek, P.C., East Tower, 15th Floor, 1425 RXR Plaza, Uniondale, New York 11556, Telephone No. (516) 663-6600.

WHAT WILL YOU BE VOTING ON?

(1) Election of seven (7) directors to the Board of Directors; (2) Approval of the 2015 Share Incentive Plan; (3) Ratification of Frazier & Deeter, LLC, as Bovie’s auditors for the fiscal year ending December 31, 2015; (4) Approval of a non-binding advisory resolution supporting the compensation of our named executive officers; and (5) any other matters which may properly come before the meeting.

HOW MANY VOTES DO STOCKHOLDERS HAVE?

You will have one vote for every share of the Company’s common stock you owned of record on May 29, 2015 (the “Record Date”), inclusive of the holders of the Company’s Series B Convertible Preferred Stock on an as-converted basis. Each share of Series B Convertible Preferred Stock is convertible into two (2) share of Common Stock.

HOW MANY VOTES CAN BE CAST BY ALL STOCKHOLDERS?

Each outstanding share of common stock which was outstanding on the Record Date, inclusive of the holders of the Company’s Series B Convertible Preferred Stock on an as-converted basis, is entitled to one vote. The common stock, and the holders of the Company’s Series B Convertible Preferred Stock on an as-converted basis, will vote as a single class on all matters scheduled to be voted on at the Annual Meeting. There is no cumulative voting.

HOW MANY VOTES MUST BE PRESENT TO HOLD THE MEETING?

A majority of the outstanding shares of common stock entitled to vote (inclusive of shares of the Company’s Series B Convertible Preferred Stock on an as-converted basis) represented in person or by proxy constitute a quorum. Abstentions and broker non-votes will count for purposes of determining whether a quorum exists, but not for voting purposes.

HOW MAY I VOTE MY SHARES?

You can vote either in person at the Annual Meeting or by proxy without attending the Annual Meeting. We urge you to vote by proxy even if you plan to attend the Annual Meeting so that we will know as soon as possible that enough votes will be present for us to hold the meeting.

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(a) How may I vote my shares in person at the meeting?

If your shares are registered directly in your name with our transfer agent, Manhattan Transfer Registrar Co., on the Record Date, you are considered, with respect to those shares, the stockholder of record, and the proxy materials and proxy card are being sent directly to you by the Company. As the stockholder of record, you have the right to vote in person at the meeting. If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in street name, and the proxy materials are being forwarded to you together with a voting instruction card. As the beneficial owner, you are also invited to attend the Annual Meeting. Since you are a beneficial owner and not the stockholder of record, you may not vote these shares in person at the meeting unless you obtain a “legal proxy” from the broker, trustee or nominee that holds your shares in its name, giving you the right to vote the shares at the meeting.

(b) How can I vote my shares without attending the meeting?

Whether you hold shares directly as a registered stockholder of record or beneficially in street name, you may vote without attending the meeting. You may vote by granting a proxy or, for shares held in street name, by submitting voting instructions to your broker or nominee. In most cases, you will be able to do this by telephone, by using the internet or by mail. Please refer to the summary instructions included with proxy materials and on your proxy card. For shares held in street name, the voting instruction card will be included in the materials forwarded by the broker or nominee. If you have telephone or internet access, you may submit your proxy by following the instructions with your proxy materials and on your proxy card. You may submit your proxy by mail by signing your proxy card or, for shares held in street name, by following the voting instructions with your proxy materials and on your proxy card. You may submit your proxy by mail by signing your proxy card or, for shares held in street name, by following the voting instruction card included in the materials forwarded by your stockbroker or nominee and mailing it in the enclosed, postage paid envelope. If you provide specific voting instructions, your shares will be voted as you have instructed.

WHAT ARE “BROKER NON-VOTES”?

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules and interpretations of the New York Stock Exchange (“NYSE”), “non-routine” matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, election of directors (even if not consented) and executive compensation.

HOW MANY VOTES ARE NEEDED TO APPROVE EACH PROPOSAL?

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For Proposal One, each of the seven (7) nominees for director receiving a majority of the votes cast will be elected (A majority of votes cast means that the number of votes cast “for” a director must exceed the number of votes cast “against” that director.). A proxy marked "withhold" with respect to the election of a director will not be voted as to the director indicated, but will be counted for purposes of determining whether there is a quorum. Broker non-votes will not affect the outcome of the vote on this matter.

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For Proposal Two, an affirmative vote of the majority of the votes cast by shareholders present in person or represented by proxy at the Annual Meeting and entitled to vote on Proposal Two is required to approve the Company's 2015 Share Incentive Plan.

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For Proposal Three, an affirmative vote of the majority of the votes cast by shareholders present in person or represented by proxy at the meeting and entitled to vote on Proposal Three is required to approve the ratification of the appointment of Frazier & Deeter, LLC as our independent registered public accounting firm for its fiscal year ending December 31, 2015.

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For Proposal Four, an affirmative vote of the majority of the votes cast by shareholders present in person or represented by proxy at the meeting and entitled to vote on Proposal Two is required to approve, on an advisory basis, the compensation of our Named Executive Officers as described in this proxy statement.

In the case of Proposal Four, the advisory votes with respect to executive compensation will neither be binding on the Company or Board of Directors, nor will they create or imply any change in the fiduciary duties of or impose any additional fiduciary duties on, the Company or the Board of Directors. However, the Board of Directors values the opinions expressed by the stockholders in this advisory vote and will consider the outcome of this vote in determining its compensation policies. Abstentions and broker non-votes are counted to determine whether a quorum is present at the meeting but are not counted as a vote in favor of or against a particular matter.

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WHAT IS THE QUORUM REQUIREMENT?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least a majority of the outstanding shares entitled to vote are present at the meeting in person or represented by proxy. On the record date, there were 23,969,251 shares of common stock issued and outstanding and entitled to vote and 3,588,139 shares of the Company’s Series B Convertible Preferred Stock issued and outstanding of which 2,658,812 shares are entitled to vote. Thus, the holders of 13,314,033 shares of voting stock must be present in person or represented by proxy at the meeting to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the holders of a majority of shares of voting stock present at the meeting in person or represented by proxy may adjourn the meeting to another date.

CAN YOU CHANGE YOUR VOTE?

(a) Can a stockholder change his vote?

Yes. Any registered stockholder who voted by proxy or in person may change his or her vote at any time before recording the votes on the date of the Annual Meeting.

(b) How can I change my vote after I return my proxy card?

Provided you are the stockholder of record or have legal proxy from your nominee, you may revoke your proxy and change your vote at any time before the final vote at the meeting. You may do this by signing and submitting a new proxy card bearing a later date, or by attending the meeting and voting in person. Attending the meeting will not revoke your proxy unless you specifically request it.

WHAT IF YOU DO NOT VOTE FOR SOME OF THE MATTERS LISTED ON YOUR PROXY?

If you return a signed proxy without indicating your vote for some or all of the proposals, your shares will be voted “FOR” the Board’s nominees for director, “FOR” the approval of the Company's 2015 Share Incentive Plan, “FOR” the ratification of Frazier & Deeter, LLC and “FOR” the approval of the non-binding advisory resolution supporting the compensation of our named executive officers and in the proxy holder’s best judgment as to any other matters raised at the Annual Meeting.

WHAT IF YOU VOTE "ABSTAIN"?

A vote to “abstain” on any matter indicates that your shares will not be voted for such matter and will have the effect of a vote against the proposal. Abstentions are considered as being present for quorum purposes.

CAN YOUR SHARES BE VOTED IF YOU DO NOT RETURN YOUR PROXY AND DO NOT ATTEND THE ANNUAL MEETING?

A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power for that particular item, and has not received instructions from the beneficial owner. Broker non-votes count for quorum purposes but not for voting purposes.

If you do not attend and vote your shares which are registered in your name or if you do not otherwise fill out the proxy card and vote by proxy, your shares will not be voted.

WHAT HAPPENS IF THE MEETING IS POSTPONED OR ADJOURNED?

Your proxy will still be valid and may be voted at the postponed or adjourned meeting. You will still be able to change or revoke your proxy until it is actually voted.

WHAT IS HOUSEHOLDING OF ANNUAL MEETING MATERIALS?

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statement and annual reports. This means that only one copy of our proxy statement and annual report to Stockholders may have been sent to multiple Stockholders in your household. We will promptly deliver a separate copy of either document to you if you contact the Secretary at the following address or telephone number: 4 Manhattanville Road, Suite 106, Purchase, New York 10577, telephone number (914) 468-4069. If you want to receive separate copies of the proxy statement or the annual report to Stockholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee record holder, or you may contact the Company at the above address or telephone number.

DO STOCKHOLDERS HAVE DISSENTER’S RIGHTS?

Stockholders are not entitled to dissenter’s rights of appraisal with respect to any of the proposals being voted on.

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PROPOSAL ONE

ELECTION OF DIRECTORS AND MANAGEMENT INFORMATION

The Governance and Nominating Committee has nominated seven (7) persons consisting of John C. Andres, Michael Geraghty, Robert L. Gershon, Andrew Makrides, Charles T. Orsatti, J. Robert Saron and Lawrence J. Waldman, each a current Director, for re-election to the Board of Directors.

Pursuant to the terms of the Securities Purchase Agreement dated December 13, 2013 (the “Securities Purchase Agreement”), the Company granted Great Point Partners, LLC (“GPP”) the right to nominate two (2) individuals to the Company’s Board of Directors (the “GPP Designees”). At the closing of the Securities Purchase Agreement, the Company appointed Ian Sheffield to the Board as a GPP Designee. Prior to the Company’s 2014 Annual Meeting, the Governance and Nominating Committee nominated John C. Andres as a GPP Designee, pursuant to the rights granted to GPP under the Securities Purchase Agreement. Mr. Andres was elected as a Director by the Company’s stockholders at the Company’s 2014 Annual Meeting. Mr. Sheffield resigned as a director of the Company on May 6, 2015 and Mr. Orsatti was appointed to the Board of Directors, as a GPP Designee, to fill the vacancy created by Mr. Sheffield’s departure.

Each director serves from the date of his or her election until the next annual meeting of stockholders and until his successor is duly elected and qualified. The accompanying proxy card will be voted in favor of the persons named above to serve as directors, unless the Stockholder indicates to the contrary on the proxy card. See “Information Regarding Executive Officers and Directors” for biographical information as to each nominee.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL 1 TO ELECT AS DIRECTORS THE SEVEN NOMINEES PROPOSED BY THE GOVERNANCE AND NOMINATING COMMITTEE OF THE BOARD OF DIRECTORS.

Information Regarding our Board of Directors

Our Certificate of Incorporation and Bylaws provide for our Company to be managed by or under the direction of the Board of Directors. Under our Certificate of Incorporation and Bylaws, the number of directors is fixed from time to time by the Board of Directors. The maximum number of directors permitted is currently fixed at nine, and the number of directors constituting the entire Board is currently seven. The Board currently has four members who have been determined to be “independent” as defined by the applicable rules of the NYSE MKT Market and the Securities and Exchange Commission. These “independent” directors are Charles T. Orsatti, Michael Geraghty, John C. Andres and Lawrence J. Waldman. Our Common Stock is listed on the NYSE MKT Market under the symbol “BVX”.

The primary responsibilities of our Board of Directors are to provide oversight, strategic guidance, counseling and direction to our management. Our Board of Directors meets on a regular basis and additionally as required. Written or electronic materials are distributed in advance of meetings as a general rule and our Board of Directors schedules meetings with, and presentations from, members of our senior management on a regular basis and as required.

Directors are elected at the Annual Meeting of Stockholders and hold office until our next Annual Meeting and until their successors are elected and qualified. Officers are appointed by the Board of Directors and serve at the pleasure of the Board of Directors.

The Board of Directors held eight (8) meetings and acted by unanimous written consent four (4) times during the 2014 fiscal year. All of the directors attended 100% of the meetings of the Board of Directors and of the committees on which they served. While we encourage all members of the Board of Directors to attend Annual Meetings of Stockholders, there is no formal policy as to their attendance. All board members were in attendance at the 2014 Annual Meeting.

Legal Proceedings Involving Directors

There were no legal proceedings involving the nominees to the Board of Directors in the past ten years.

Board Leadership Structure

On February 25, 2015, the Board appointed Mr. Lawrence Waldman to serve as Lead Independent Director. Pursuant to the Company’s Corporate Governance Guidelines, the Board is required to annually designate a Lead Independent Director who will coordinate the activities of the independent directors, coordinate with the Chief Executive Officer of the Company and corporate secretary to set agendas for Board meetings and chair executive sessions of the independent directors. The Lead Independent Director shall, from time to time, meet with the Company’s Compensation Committee to discuss Chief Executive Officer performance.

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The Board has no formal policy with respect to separation of the positions of Chairman and CEO or with respect to whether the Chairman should be a member of management or an independent director, and believes that these are matters that should be discussed and determined by the Board from time to time. On December 13, 2013, Robert L. Gershon was appointed as Chief Executive Officer of the Company. Mr. Gershon is tasked with the responsibility of implementing our corporate strategy, and we believe he is best suited for leading discussions, at the Board level, regarding performance relative to our corporate strategy, which discussion accounts for a significant portion of the time devoted at our Board meetings.

Risk Management Oversight

The Board believes that risk management is an important component of the Company’s corporate strategy. While we assess specific risks at our committee levels, the Board, as a whole, oversees our risk management process, and discusses and reviews with management major policies with respect to risk assessment and risk management. The Board is regularly informed through its interactions with management and committee reports about risks we face in the course of our business. Our Audit Committee also takes an active role in risk assessment and risk management.

INFORMATION REGARDING EXECUTIVE OFFICERS, DIRECTORS AND DIRECTOR NOMINEES

The following table sets forth the names, ages and positions within the Company of each of our directors, director nominees, executive officers and key employees.

Name of Nominee	Age	Board Independence	Position

Andrew Makrides	73	No	Executive Chairman of the Board
Robert L. Gershon	48	No	Chief Executive Officer and Director
J. Robert Saron	62	No	President, Chief Sales and Marketing Officer and Director
Peter Donato	45	N/A	Chief Financial Officer, Executive Vice President, Treasurer and Secretary
Charles T. Orsatti	71	Yes	Vice Chairman of the Board
Moshe Citronowicz	62	N/A	Senior Vice President
Michael Geraghty	67	Yes	Director
Lawrence J. Waldman	68	Yes	Director
John J. McCarthy	48	N/A	Chief Commercialization Officer
John C. Andres	57	Yes	Director

Andrew Makrides, Esq. age 73, Executive Chairman of the Board of Directors, received a Bachelor of Arts degree in Psychology from Hofstra University and a Juris Doctor Degree from Brooklyn Law School. He is a member of the Bar of the State of New York and practiced law from 1968 until joining Bovie Medical Corporation as a co-founder and Executive Vice President and director, in 1982. Mr. Makrides became President of the Company in 1985 and the CEO in December 1998 and has served as such until March 18, 2011 at which point he relinquished his position as President, but remained CEO until December 2013. Mr. Makrides’ employment contract extends to December 31, 2016. Mr. Makrides has over 30 years of executive experience in the medical industry.

Robert L. Gershon, age 48, Chief Executive Officer and Director, has over 25 years of healthcare industry experience. On the operations side he ran the largest sales and marketing business at Covidien. With over $1B in P&L responsibility he consistently led an organization of over 600 people to double-digit revenue growth outpacing market category growth and capturing significant market share points during challenging healthcare economic conditions. He also was VP of sales and marketing at Henry Schein ($1.4B shared P&L for medical division/$115M full P&L for dialysis division) and earlier in his career spent over 13 years as a healthcare consultant for Booz, Allen, KPMG and two boutique consultancies where his practice focused on strategic planning, business development and mergers and acquisitions. Mr. Gershon received an MBA from J.L. Kellogg Graduate School of Management at Northwestern University and a BSBA degree from American University. Mr. Gershon’s employment contract extends to December 31, 2015.

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J. Robert Saron, age 62, President, Chief Sales and Marketing Officer and Director, holds a Bachelor degree in Social and Behavioral Science from the University of South Florida. From 1988 to present Mr. Saron has served as a director of the Company. Mr. Saron has previously served as both director and president of the Health Care Manufacturing Management Council. In 2011 Mr. Saron received the Leonard Berke Achievement award for ethics, mentoring, marketing skill, industry knowledge, contributions to the industry and contributions to HMMC. He currently serves as a director of the Health Industry Distributors Association Education Foundation. Mr. Saron received the Health Industry Distributors Association’s highest award in 2008, the Industry Award of Distinction, and in February 2013 was inducted into the Medical Distribution Hall of Fame. Mr. Saron’s employment contract extends to December 31, 2015. Mr. Saron brings over 35 years of executive marketing and distribution experience in the medical industry.

John J. McCarthy, age 48, has served as our Chief Commercialization Officer since March 2014. Mr. McCarthy has 23 years of sales and marketing experience of which the last 16 years has been spent in the healthcare industry. Most recently, he served as Vice President of Sales and Marketing for US Healthcare at Z-Medica. Prior to that, Mr. McCarthy spent 15 years with Covidien, in positions of increasing responsibility where he was charged with achieving sales and business development goals. His most recent position at Covidien was as Area Sales Vice President for the Endo Mechanical Intelligent Device franchise, where he managed a team of 50 sales professionals. Mr. McCarthy is a graduate of Loyola College in Baltimore, Maryland, where he obtained a B.A. degree in Marketing in 1988 and an MBA in Marketing in 1990. Mr. McCarthy’s employment agreement extends until March 31, 2016.

Peter L. Donato, age 45, Chief Financial Officer, Treasurer and Secretary, has over 22 years of financial management and accounting experience in roles of increasing responsibility, primarily in the healthcare industry. Mr. Donato was appointed the Company’s Chief Financial Officer, Executive Vice President, Treasurer and Secretary effective May 5, 2014. For the past 10 years, he has been focused on the healthcare industry. From July 2011 to March 2013, Mr. Donato served as the Corporate Controller for Cyberonics, Inc (NASDAQ: CYBX). Prior to that, from August 2010 to July 2011, Mr. Donato served as the Chief Financial Officer of Catsys Health Inc. (OTCBB: CATS). From August 2007 to March 2010, Mr. Donato served as Chief Financial Officer for IRIS International Inc. Mr. Donato is a graduate of the Fisher College of Business at The Ohio State University, where he obtained a B.S/B.A. degree in Accounting in 1992 and earned an MBA from The University of Akron in 1999. Mr. Donato received his CPA license in 1995. Mr. Donato’s employment contract extends until May 4, 2016.

Moshe Citronowicz, age 62, Senior Vice President came to the United States in 1978, and has worked in a variety of manufacturing and high technology industries. In October 1993, Mr. Citronowicz joined the Company as Vice President of Operations and served as our Chief Operating Officer until November 2011. Currently, he is serving as the Senior Vice President. Mr. Citronowicz’s employment contract extends to December 31, 2015.

Lawrence J. Waldman, CPA age 68, is one of our independent directors and serves as our Lead Independent Director, the Chair of our Audit Committee and as a member of our Compensation Committee and our Governance and Nominating Committee. Mr. Waldman has over thirty-five years of experience in public accounting. Mr. Waldman currently serves as an advisor to the accounting firm of EisnerAmper LLP, where he was previously the Partner-in-Charge of Commercial Audit Practice Development for Long Island since September 2011. Prior to joining EisnerAmper LLP, Mr. Waldman was the Partner-in-Charge of Commercial Audit Practice Development for Holtz Rubenstein Reminick, LLP from July 2006 to August 2011. Mr. Waldman was the Managing Partner of the Long Island office of KPMG LLP from 1994 through 2006, the accounting firm where he began his career in 1972. Mr. Waldman serves as a member of the Board of Directors of Northstar/RXR Metro Income Fund, a non-traded Real Estate Investment Trust, and has served as a member of its audit committee since 2014. Mr. Waldman also serves as a member of the State University of New York’s Board of Trustees and as chair of its audit committee. Mr. Waldman is also the Chairman of the Supervisory Committee of Bethpage Federal Credit Union. He previously served as the Chairman of the Board of Trustees of the Long Island Power Authority (LIPA) and as Chair and a member of the finance and audit committee of its Board of Trustees. He received his B.A. degree and M.B.A. from Hofstra University. Mr. Waldman meets the definition of a financial expert as defined by the SEC and NYSE MKT.

Michael Geraghty, age 67, has served as a director since March 2011 and serves as a member of our Governance and Nominating Committee. Mr. Geraghty is the Executive Vice President of Global Sales at Optos, Inc., a developer and manufacturer of retinal imaging devices for screening, detection and diagnosis of eye related conditions. From 2005 through 2008, he was the President of International Sales at Gyrus Acmi where he first started in 2000 as Senior Vice President of Sales for Gyrus Medical. Prior to this, Mr. Geraghty was the Vice President of Sales and Marketing for Everest Medical, Inc. and before that was the Director of Marketing for Advanced Products at Arthrocare Corporation. Mr. Geraghty specializes in building independent direct sales teams in the medical device industry and has extensive domestic and international sales and marketing experience. He received his bachelor’s degree from St. Mary’s University and graduate degree in Executive Sales Management from the University of Minnesota.

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John Andres, age 57, serves as the Chair of our Governance and Nominating Committee and as a member of our Audit Committee and Compensation Committee. Mr. Andres has over thirty years of experience in the medical device industry. Since April, 2004, Mr. Andres has been a private consultant, doing business through John C. Andres, LLC, specializing in patent/business strategy development and execution. He also is a partner of Hawk Healthcare, LLC, which provides strategic transaction management to private individuals and companies. In 2004, Mr. Andres helped found K2M, Inc. (KTWO), and from 2004 until 2010 served as a member of the Board of Directors of K2M, Inc. Prior to 2004, Mr. Andres held various legal and strategic business development positions at the Surgical Division of Tyco Healthcare Group, LLP, now Covidien (NYSE: COV) and its predecessor, United States Surgical Corporation. Before joining U.S. Surgical, Mr. Andres worked at the New York law firm of Morgan & Finnegan. He received his Associate of Applied Science degree from Rochester Institute of Technology, his Bachelor of Arts degree from Lehigh University, and his Juris Doctor from Pace University School of Law.

Charles T. Orsatti, age 71, joined the Board in May, 2015 as a nominee of Great Point Partners, LLC and serves as our Vice Chairman of the Board as well as Chair of our Compensation Committee and member of our Audit Committee. Mr. Orsatti has served as a member of the board of Biotronic Neuronetwork, Inc., a provider of inter-operative neurological monitoring services for hospital based intensive surgeries, from 2008 to the present, as well as chairman of the board from 2013 to the present. From 2008 to 2011, Mr. Orsatti served as a director of Angiodynamics, Inc., a Nasdaq-listed medical device manufacturer. He also served as a director of SRI Surgical, Inc. from 2004 to 2011. Mr. Orsatti previously served as chairman and director of djOrthopedics, Inc., a NYSE-listed orthopedic sports medicine company, from 1999 until November 2007. Since 1995, Mr. Orsatti has been Chairman and Managing Partner of Fairfield Capital Partners, Inc., a private equity investment firm. Mr. Orsatti was Chairman and Chief Executive Officer of Fairfield Medical Products Corporation, a manufacturer of critical care products. From 1998 to 2007, Mr. Orsatti was a senior consultant to J.P. Morgan Partners and was appointed the Managing Partner of a large investment fund focused on acquisitions in the orthopedic healthcare segment. From 1983 to 1986, he was Chief Executive Officer of Coloplast, Inc., a manufacturer of single use products and then served as Chief Operating Officer and President of two medical divisions of British Oxygen Corporation. Mr. Orsatti began his career with the medical products division of Air Products and Chemicals, Inc. and subsequently worked for the Critikon Division of Johnson & Johnson. He also served as a Captain in the United States Army. Mr. Orsatti serves as Vice Chairman of the Board of Directors and serves as a member of our Audit Committee and Chair of our Compensation Committee. He received his Bachelor Science in Marketing and Management from Penn State University.

COMMITTEES OF OUR BOARD OF DIRECTORS

We have a standing Audit Committee, Compensation Committee and Governance and Nominating Committee.

Audit Committee

The Audit Committee assists the Board in its general oversight of our financial reporting, internal controls, and audit functions, and is directly responsible for the appointment, compensation and oversight of the work of our independent registered public accounting firm. The Audit Committee reviews and discusses with management and our independent accountants the annual audited and quarterly financial statements (including the disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”), reviews the integrity of the financial reporting processes, both internal and external, reviews the qualifications, performance and independence of our independent accountants, and prepares the Audit Committee Report included in its Annual Report on Form 10-K in accordance with rules and regulations of the Securities and Exchange Commission. The Audit Committee has the power to investigate any matter brought to its attention within the scope of its duties. It also has the authority to retain counsel and advisors to fulfill its responsibilities and duties. The Audit Committee also acts as a qualified legal compliance committee.

Our Audit Committee consists of three independent members of the Board of Directors, John C. Andres, Charles T. Orsatti, and Lawrence J. Waldman, CPA. Prior to his resignation, Ian Sheffield served as a member of the Audit Committee. As a smaller reporting company, we are required to have at least two independent members comprising our Audit Committee in accordance with Rule 10A-3 of the Securities Exchange Act of 1934 and the rules of the NYSE MKT Exchange. During 2014 Lawrence J. Waldman, CPA served as the Audit Committee Chairman and financial expert. Mr. Waldman qualifies as a “financial expert” (as defined in Item 407(a)(5) of Regulation S-K promulgated under the Exchange Act), for the Committee. The Audit Committee meets as often as it determines necessary but not less frequently than once every fiscal quarter. During 2014, the Audit Committee held six (6) meetings.

A copy of the Audit Committee Charter will be provided to any person without charge upon written request to the Company’s address to the attention of the Secretary. A copy of the Audit Committee Charter is available at www.boviemed.com. Select the “Investor Relations” button.

Governance and Nominating Committee

The Governance and Nominating Committee is responsible for matters relating to the corporate governance of our company and the nomination of members of the board and committees thereof. During 2014, our Governance and Nominating Committee consisted of three independent members of the Board of Directors, John C. Andres, who serves as Chairman, Lawrence J. Waldman, and Michael Geraghty. The Governance and Nominating Committee meets as often as it determines necessary, but not less than once a year. During 2014, the Governance and Nominating Committee held one (1) meeting.

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When considering whether directors and nominees have the experience, qualifications, attributes or skills, taken as a whole, to enable the Board of Directors to satisfy its oversight responsibilities effectively in light of the Company’s business and structure, the Governance and Nominating Committee focused primarily on each person’s background and experience as reflected in the information discussed in each of the directors’ individual biographies set forth above. We believe that our directors provide an appropriate mix of experience and skills relevant to the size and nature of our business. As more specifically described in such person’s individual biographies set forth above, our directors possess relevant and industry-specific experience and knowledge in the medical, engineering and business fields, as the case may be, which we believe enhances the Board’s ability to oversee, evaluate and direct our overall corporate strategy. The Governance and Nominating Committee annually reviews and makes recommendations to the Board regarding the composition and size of the Board so that the Board consists of members with the proper expertise, skills, attributes, and personal and professional backgrounds needed by the Board, consistent with applicable regulatory requirements.

The Governance and Nominating Committee believes that all directors, including nominees, should possess the highest personal and professional ethics, integrity, and values, and be committed to representing the long-term interests of our stockholders. The Governance and Nominating Committee will consider criteria including the nominee’s current or recent experience as a senior executive officer, whether the nominee is independent, as that term is defined in existing independence requirements of the NYSE MKT Market and the Securities and Exchange Commission, the business, scientific or engineering experience currently desired on the Board, geography, the nominee’s industry experience, and the nominee’s general ability to enhance the overall composition of the Board.

The Governance and Nominating Committee does not have a formal policy on diversity; however, in recommending directors, the Board and the Committee consider the specific background and experience of the Board members and other personal attributes in an effort to provide a diverse mix of capabilities, contributions and viewpoints which the Board believes enables it to function effectively as the Board of Directors of a company with our size and nature of business.

If a Stockholder wishes to nominate a candidate to be considered for election as a director at the 2015 Annual Meeting of Stockholders, he or she must submit nominations in accordance with the procedures set forth in “Stockholder Proposals For Next Annual Meeting.” If a Stockholder wishes simply to propose a candidate for consideration as a nominee by the Governance and Nominating Committee, he or she should submit any pertinent information regarding the candidate to the members of the Governance and Nominating Committee of Bovie Medical Corporation, c/o Secretary, 4 Manhattanville Road, Suite 106, Purchase, New York 10577.

A copy of the Governance and Nominating Committee Charter will be provided to any person without charge upon written request to the Company’s address to the attention of the Secretary. A copy of the Governance and Nominating Committee Charter is available www.boviemed.com. Select the “Investor Relations” button.

Compensation Committee

The Compensation Committee is responsible for overseeing our compensation and employee benefit plans (including those involving the issuance of our equity securities) and practices, including formulating, evaluating, and approving the compensation of our executive officers and reviewing and recommending to the full Board of Directors the compensation of our Chief Executive Officer. During 2014, our Compensation Committee consisted of three independent members of the Board of Directors, John C. Andres, Ian Sheffield who served as our Chairman until his resignation, and Lawrence J. Waldman, CPA. Currently, our Compensation Committee consists of three independent members of the Board of Directors, John C. Andres, Charles T. Orsatti, who serves as our Chairman, and Lawrence J. Waldman, CPA. The Compensation Committee meets as often as it determines necessary, but not less than once a year. During 2014, the Compensation Committee held one (1) meeting.

In 2014, the Compensation Committee engaged Pearl Meyer and Partners as an independent consultant to assist the Compensation Committee in reviewing the compensation of the Company’s executive management team and independent directors, as well as provided guidance as to the structure of the Company’s equity incentive plans.

A copy of the Compensation Committee Charter will be provided to any person without charge upon written request to the Company’s address to the attention of the Secretary. A copy of the Compensation Committee Charter is available www.boviemed.com. Select the “Investor Relations” button.

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The table below indicates the current membership of each committee and how many times the Board and each committee met in 2014:

	Board	Audit	Governance and Nominating	Compensation
Andrew Makrides	Chairman
J. Robert Saron	Member
Robert L. Gershon	Member
John C. Andres	Member	Member	Chairman	Member
Ian Sheffield (1)	Member	Member		Chairman
Michael Geraghty	Member		Member
Lawrence J. Waldman	Member	Chairman(2)	Member	Member
Charles T. Orsatti (3)	Vice Chairman	Member		Chairman
Number of Meetings	8	6	1	1

(1) Mr. Sheffield resigned from the Board of Directors on May 6, 2015.

(2) Mr. Waldman has also been designated the Audit Committee’s financial expert as well as the Board’s Lead Independent Director.

(3) Mr. Orsatti was appointed as Vice Chairman of the Board of Directors on May 6, 2015.

Stockholder Communications

The Board of Directors provides a process by which Stockholders may communicate with the Board, including our independent directors. Stockholders who wish to communicate with the Board may do so by sending written communications addressed to any director or the entire Board of Directors of Bovie Medical Corporation, c/o Secretary, 4 Manhattanville Road, Suite 106, Purchase, New York 10577. All mail received at the above address that is addressed to the Board of Directors or any individual director will be relayed by the Company to the Board of Directors or such individual director. On a periodic basis, all such communications will be compiled by the Secretary and submitted to the Board of Directors or the individual director to whom the communications are addressed.

Code of Ethics

On March 30, 2004, Bovie adopted a code of ethics that applies to all of our directors, officers and employees, including our principal executive officer and principal financial officer.

A copy of the code of ethics will be provided to any person without charge upon written request to the Company’s address to the attention of the Secretary. A copy of the code of ethics is available at www.boviemed.com. Select the “Investor Relations” button.

COMPENSATION DISCUSSION AND ANALYSIS

General Compensation Philosophy

The primary objective of our compensation program for employees, including our compensation program for executive officers, is to attract, retain, and motivate qualified individuals and reward them in a manner that is fair to all stockholders. We strive to provide incentives for every employee that rewards them for their contribution to the Company.

Our compensation program is designed to be competitive with other employment opportunities and to align the interests of all employees, including executive officers, with the long-term interests of our stockholders. Historically, for our executive officers, we link a much higher percentage of total compensation to incentive compensation such as stock based compensation than we do for other employees.

With these objectives in mind, our Board has built executive and non-executive compensation programs that consist of three principal elements - base salary, performance bonuses, and grants of stock options and/or shares of restricted stock.

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To understand the competitiveness of compensation arrangements provided to our named executive officers, in 2014 the Compensation Committee engaged Pearl Meyer & Partners to perform a competitive assessment of base salaries, bonuses for on-target performance, and grants of equity incentives. The competitive frame of reference for the study consisted of a group of pre-selected companies that were of comparable size and operated in our industry category. The group of companies utilized were:

Cutera, Inc. ERBA Diagnostics, Inc. Hansen Medical, Inc. iCAD, Inc. IRadimed Corporation	IRIDEX Corporation LeMaitre Vascular, Inc. MGC Diagnostics Corporation Misonix Inc. Retractable Technologies, Inc.	Stereotaxis Inc. Synergetics USA, Inc. Uroplasty, Inc. Utah Medical Products Inc. Vision-Sciences Inc.

In addition to the peer group, Pearl Meyer referenced industry-specific, size-adjusted market survey data where appropriate.

The results of the survey confirmed that, consistent with our desired philosophy, our compensation arrangements were competitive with the marketplace, with some variation by individual.

Compensation Program

Base Salary

We pay base salaries to our Named Executive Officers (as defined below) in order to provide a consistent, minimum level of pay that sustained individual performance warrants. We also believe that a competitive annual base salary is important to attract and retain an appropriate caliber of talent for each position over time.

Performance Bonus

The second component of executive compensation is performance bonuses which are earned when defined metrics are achieved.

For 2014, the Company established a combination of financial, operational, and personal objectives as the broad criteria that would determine annual performance bonus amounts for the year.

Financial objectives (50% weighting):

Metric	Weighting	Min	Target	Max	Actual	% of Target Achievement
Core /OEM Sales	15%	$23,660,000	$26,026,000	$29,575,000	$27,471,766	146%
J- Plasma Sales	20%	$310,000	$513,275	$1,000,000	$209,368	0%
Operating Income (Core/OEM)	15%	$(250,000)	$-	$250,000	$(3,149,000)	0%
Total Financial	50%

Operational objectives (30% weighting):

Metric	Weighting	Min	Target	Max	Actual Achieved Achieved	% of Target Achievement
		Binary determination
Launch Pistol Grip J-Plasma	10%					100%
Launches of Derm 101/102 and IDS 310 Product Lines	5%					100%
Number of Sites Ordering J-Plasma (initial order + one re-order)	5%	40	60	100	18	0%
Construction of J-Plasma Direct Sales Team	5%	4	6	8	16	200%
White Paper Publication	5%	3	4	7	5	149%
Total Operational	30%					32.5%

In addition to the 80% of the annual performance bonus that is attributable to financial and operational objectives, the Committee also allocates 20% of the bonus opportunity to individual management objectives that are aligned with each respective named executive officer’s area of responsibility.

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After careful review and consideration of the measures that comprise the 2014 bonus, the Committee approved the following performance bonuses:

Name	Bonus
Robert L. Gershon*	$175,000
Andrew Makrides	$56,082
Peter L. Donato*	$50,000
J. Robert Saron	$79,417
Moshe Citronowicz	$53,288
John J. McCarthy*	$100,000
Total	$513,787

* The bonuses for Messrs. Gershon, McCarthy, and Donato were contractually guaranteed for 2014.

Stock Options

The third component of executive compensation is equity grants which have mainly come in the form of stock options. We believe that equity ownership in our Company is important to provide our Named Executive Officers with long-term incentives to better align interests of executives with the interests of stockholders and build value for our stockholders. In addition, the equity compensation is designed to attract and retain the executive management team. Stock options have value only if the stock price increases over time and, therefore, provide executives with an incentive to build Bovie's value. This characteristic ensures that the Named Executive Officers have a meaningful portion of their compensation tied to future stock price increases and rewards management for long-term strategic planning through the resulting enhancement of the stock price.

Stock option awards to Named Executive Officers are entirely discretionary. The CEO recommends to the Compensation Committee awards for Named Executive Officers other than himself. The Compensation Committee considers this recommendation along with the prior contribution of these individuals, and their expected future contributions to our growth. The Committee formulates and presents its recommended allocation of stock option awards to the Board of Directors for approval. The Compensation Committee then would make an independent determination on CEO stock option awards, again formulating and presenting its recommendation for the allocation of stock option awards to the Board of Directors for approval. The Board of Directors approves, rejects, or, if necessary, modifies the Committee’s recommendations. In 2014, all awards approved by the Board of Directors to Named Executives were inducement grants of stock options awarded upon commencement of their employment.

Perquisites and Other Benefits

Our Named Executive Officers are eligible for the same health and welfare programs and benefits as the rest of our employees in their respective locations. In addition, our CEO, Chairman of the Board, President and Chief Sales and Marketing Officer, Chief Financial Officer, Chief Commercialization Officer, and Senior Vice President each receive an automobile allowance.

Our Named Executive Officers are entitled to participate in and receive employer contributions to Bovie's 401(k) Savings Plan. For more information on employer contributions to the 401(k) Savings Plan see the Summary Compensation Table and its footnotes.

Tax and Accounting Considerations

Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), places a limit of $1,000,000 on the amount of compensation that we may deduct as a business expense in any year with respect to each of our most highly paid executives unless, among other things, such compensation is performance-based and has been approved by stockholders. The non-performance-based compensation paid to our executive officers for the 2014 fiscal year did not exceed the $1 million limit per executive officer. Accounting considerations also play an important role in the design of our executive compensation program. Accounting rules, such as FASB ASC Topic 718-10-10, Share-Based Payment, require us to expense the cost of our stock option grants which reduces the amount of our reported profits. Because of option expensing and the impact of dilution on our stockholders, we pay close attention to the number and value of the shares underlying stock options we grant.

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Summary Compensation Table

The following table sets forth the compensation paid to our chief executive officer, chief financial officer, and other highly compensated officers, our “Named Executive Officers,” with respect to the Company’s fiscal years ended December 31, 2014, December 31, 2013, and December 31, 2012. The Company has no executive officers other than the “Named Executive Officers.”

Summary Compensation Table

Name and Principal Position	Year	Salary	Bonus($)	Stock Awards($)	Option Awards($) (1)	Non-Equity Incentive Plan Compensation Earnings($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings($)	All Other Compensation($) (4)	Total($)
Robert L. Gershon	2014	$350,000	$175,500	$-	$-	$-	$-	$19,720	$545,220
CEO and Director	2013	$6,731	$50,000	-	$572,250	$-	$-	$121	$629,102
	2012	$-	$-	$-	$-	$-	$-	$-	$-

J. Robert Saron	2014	$317,949	$79,917	$-	$-	$-	$-	$16,317	$414,183
President, Chief Sales &	2013	$305,184	$-	$-	$-	$-	$-	$20,557	$325,741
Marketing Officer & Director	2012	$297,143	$-	$-	$28,500	$-	$-	$22,008	$347,651

John J. McCarthy	2014	$201,469	$100,500	$-	$336,540	$-	$-	$12,420	$650,929
Chief Commercialization Officer	2013	$-	$-	$-	$-	$-	$-	$-	$-
	2012	$-	$-	$-	$-	$-	$-	$-	$-

Andrew Makrides	2014	$238,620	$56,582	$-		$-	$-	$18,574	$313,776
Executive Chairman of the Board	2013	$215,515	$-	$-	$-	$-	$-	$15,793	$231,308
	2012	$209,791	$-	$-	$28,500	$-	$-	$18,876	$257,167

Peter L. Donato	2014	$158,365	$75,500	$-	$214,250	$-	$-	$7,112	$455,227
Chief Financial Officer,	2013	$-	$-	$-	$-	$-	$-	$-	$-
Treasurer and Secretary	2012	$-	$-	$-	$-	$-	$-	$-	$-

Moshe Citronowicz	2014	$229,978	$53,788	$-	$-	$-	$-	$16,437	$300,203
Senior Vice President	2013	$204,775	$-	$-	$-	$-	$-	$14,807	$219,582
	2012	$199,922	$-	$-	$28,500	$-	$-	$14,150	$242,572

(1) These columns represent the grant date fair value of the awards as calculated in accordance with FASB ASC 718 (Stock Compensation). Pursuant to SEC rule changes effective February 28, 2010, we are required to reflect the total grant date fair values of the option grants in the year of grant, rather than the portion of this amount that was recognized for financial statement reporting purposes in a given fiscal year which was required under the prior SEC rules, resulting in a change to the amounts reported in prior Annual Reports.

(2) On March 31, 2014, a total of 213,000 options were granted to Mr. McCarthy with a fair value of $1.58 per option.

(3) On April 15, 2014, a total of 125,000 options were granted to Mr. Donato with a fair value of $1.714 per option.

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(4) The amounts for 2014 include compensation under the following plans and programs:

	R.L. Gershon	J.R. Saron	J.J. McCarthy	A. Makrides	P.L. Donato	M. Citronowicz
Car Allowance	$6,084	$6,084	$4,384	$6,083	$3,577	$6,023
Life insurance premiums	512	512	299	457	213	512
Health insurance premiums	9,317	5,649	4,540	9,050	3,243	5,649
Employer 401(k) contribution	3,807	4,072	3,197	2,984	79	4,253
Total	$19,720	$16,317	$12,420	$18,574	$7,112	$16,437

Amounts in the table above are pro-rated where applicable.

Employment Agreements and Potential Payments Upon Termination or Change in Control

At December 31, 2014, we were obligated under six employment agreements, which have expiration dates between December 2015 and December 2016.

Name	Contract Expiration Date
Robert L. Gershon	December, 2015
J. Robert Saron	December, 2015
Moshe Citronowicz	December, 2015
Andrew Makrides	December, 2016
John J. McCarthy	March, 2016
Peter L. Donato	May, 2016

Approximate future minimum payments under these agreements are as follows as of December 31, 2014 (in thousands):

2015	$1,625
2016	399
Total	$2,024

Employment contracts contain a provision, which provides for perpetual automatic one (1) year extensions unless either we or the executive provide the appropriate 60 days written notice of non-renewal pursuant to the contracts. The employment agreements provide, among other things, that the employment agreements may be terminated as follows:

(a)

Upon the death of the executive, in which case the executive’s estate shall be paid the basic annual compensation due the employee pro-rated through the date of death. In addition, Messrs. Gershon, Donato and McCarthy shall also receive a pro rata bonus for the year of termination and provide indemnification in accordance with any existing plan, program corporate governance document or arrangement.

(b)

By the resignation of the executive at any time upon at least thirty (30) days prior written notice to Bovie in which case Bovie shall be obligated to pay the employee the basic annual compensation due him pro-rated to the effective date of termination. In addition, Messrs. Gershon, Donato and McCarthy shall also be entitled indemnification in accordance with any existing plan, program corporate governance document or arrangement

(c)

By Bovie, “for cause” if during the term of the employment agreement the employee violates the non-competition provisions of his employment agreement, or is found guilty in a court of law of any crime of moral turpitude in which case the contract would be terminated and provisions for future compensation forfeited. Bovie shall be obligated to pay the employee the basic annual compensation due him pro-rated to the effective date of termination. In addition, Messrs. Gershon, Donato and McCarthy shall also be entitled to indemnification in accordance with any existing plan, program corporate governance document or arrangement.

(d)

By Bovie, without cause, with the majority approval of the Board of Directors, for Mr. Makrides, Mr. Gershon, Mr. Saron, Mr. McCarthy, Mr. Donato, and Mr. Citronowicz at any time upon at least thirty (30) days prior written notice to the executive. In this case Bovie shall be obligated to pay the executive compensation in effect at such time, including all bonuses, accrued or prorated, and expenses up to the date of termination. Thereafter for Messrs. Makrides, Saron, and Citronowicz, Bovie shall pay the executive three times the salary in effect at the time of termination payable in one lump sum. Thereafter for Messrs. Gershon, Donato and McCarthy, Bovie shall (i) pay such executive’s compensation in effect at such time, including all bonuses, accrued or prorated, and expenses up to the date of termination; (ii) provide indemnification in accordance with any existing plan, program corporate governance document or arrangement; (iii) continue the payment of such executive’s base salary for a twelve month period following the date of termination; and (iv) reimburse such executive’s COBRA premiums for a twelve month period following the date of termination.

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(e)

By Bovie without cause or by the executive for good reason, in each case within three months prior to and twelve months following a change of control, in the case of Messrs. Gershon, Donato and McCarthy, Bovie shall (i) pay such executive’s compensation in effect at such time, including all bonuses, accrued or prorated, and expenses up to the date of termination; (ii) provide indemnification in accordance with any existing plan, program corporate governance document or arrangement; (iii) pay a lump sum payment equal to two times the base salary for such executive; (iv) reimburse such executive’s COBRA premiums for a twelve month period following the date of termination; and (v) permit the exercise of one hundred percent of the options issued to such executive outstanding immediately prior to the change of control with such options remaining exercisable for a period of three months following the date of termination.

By Bovie without cause or by the executive for good reason, in each case within twelve months following a change of control, in the case of Messrs. Makrides, Saron and Citronowicz, Bovie shall (i) pay such executive’s compensation in effect at such time, including all bonuses, accrued or prorated, and expenses up to the date of termination; and (ii) pay a lump sum payment equal to three times the base salary for such executive.

(f)

By Bovie in the event it elects not to renew the employment agreements of Messrs. Gershon, Donato and McCarthy, Bovie would be required to: (i) pay such executive’s compensation in effect at such time, including all bonuses, accrued or prorated, and expenses up to the date of termination; (ii) provide indemnification in accordance with any existing plan, program corporate governance document or arrangement; (iii) continue the payment of such Executive’s base salary for a twelve month period following the date of termination; and (iv) reimburse such Executive’s COBRA premiums for a twelve month period following the date of termination.

By Bovie in the event it elects not to renew the employment agreements of Messrs. Saron and Citronowicz, Bovie would be required to: (i) pay such executive’s compensation in effect at such time, including all bonuses, accrued or prorated, and expenses up to the date of termination; and (ii) pay a lump sum payment equal to one year’s base salary for such executive, provided, however that if Bovie elects not to renew such executive’s employment agreement within twelve months of a change of control of Bovie then such executive shall be entitled to receive lump sum payment equal to three times the base salary for such executive.

(g)

By the executive in the event he elects not to renew his employment agreement, in the case of of Messrs. Gershon, Donato and McCarthy, Bovie would be required to: (i) pay such executive’s compensation in effect at such time, including all bonuses, accrued or prorated, and expenses up to the date of termination; and (ii) provide indemnification in accordance with any existing plan, program corporate governance document or arrangement.

There are no other employment contracts that have non-cancelable terms in excess of one year.

Grants of Equity Based Awards
Name	Grant Date	All other Option Awards: Number of Securities Underlying Options	Exercise or Base Price of Option Awards ($/Sh) ***	Grant Date Fair Value of Stock and Option Awards ($)
(a)	(b)	(c)	(d)	(e)
John J. McCarthy	3/31/2014	213,000	$3.90	$336,540
Peter L. Donato	4/15/2014	125,000	$3.81	$214,250

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The following table sets forth information with respect to our named executive officers concerning the exercises of stock options during fiscal 2014.

Exercise of Equity Based Awards

Name	Number of Shares Acquired on Exercise	Value Realized on Exercise ($)
Andrew Makrides	12,759	$55,502
J. Robert Saron	6,379	$27,749

Outstanding Equity Awards

The following table presents information with respect to each unexercised stock option held by our Named Executive Officers as of December 31, 2014:

Name	# of Securities Underlying Unexercised Options (# Exercisable)	# of Securities Underlying Unexercised Options (# Unexercisable)	Option Exercise Price ($/Sh)	Option Expiration 10 Years After Grant Date
Andrew Makrides	25,000	-	$2.25	5/5/2015
	12,000	18,000	$2.54	7/12/2022
J. Robert Saron	12,500	-	$2.25	5/5/2015
	12,000	18,000	$2.54	7/12/2022
Moshe Citronowicz	12,000	18,000	$2.54	7/12/2022
Robert L. Gershon	187,500	562,500	$2.09	12/13/2023
John J. McCarthy	-	213,000	$3.90	3/31/2024
Peter L. Donato	-	125,000	$3.81	4/15/2024

Compensation of Non-Employee Directors

The following is a table showing the director compensation for the year ended December 31, 2014:

Name	Fees Earned Or Paid In Cash($)	Stock Awards($)	Option Awards ***($)		Non-Equity Incentive Plan Compensation($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings($)	All Other Compensation($)		Total($)
(a)	(b)	(c)	(d)		(e)	(f)	(g)		(h)
Lawrence Waldman	$39,000	-	$27,840	(1)	$-	$-	$-		$66,840
Ian Sheffield (7)	$5,500	-	$27,840	(2)	$-	$-	$-		$33,340
Michael Geraghty	$5,000	-	$23,200	(3)	$-	$-	$-		$28,200
John Andres	$2,000	-	$23,200	(4)	$-	$-	$5,449	(5)	$30,649
Michael Norman (6)	$4,000	-	$-		$-	$-	$-		$4,000

_________________

***	These columns represent the grant date fair value of the awards as calculated in accordance with FASB ASC 718 (Stock Compensation).
(1)	On July 17, 2014, 12,000 ten year stock options with an exercise price of $3.81 and calculated option fair value of $2.32 were granted to Mr. Waldman.
(2)	On July 17, 2014, 12,000 ten year stock options with an exercise price of $3.81 and calculated option fair value of $2.32 were granted to Mr. Sheffield.
(3)	On July 17, 2014, 10,000 ten year stock options with an exercise price of $3.81 and calculated option fair value of $2.32 were granted to Mr. Geraghty.
(4)	On July 17, 2014, 10,000 ten year stock options with an exercise price of $3.81 and calculated option fair value of $2.32 were granted to Mr. Andres.
(5)	Mr. Andres received cash payments totaling $5,449 for consulting services rendered prior to his election to the Board of Directors on July 1, 2014.
(6)	Mr. Norman retired from the Board upon the conclusion of his term on July 17, 2014.
(7)	Mr. Sheffield resigned from the Board of Directors on May 6, 2015.

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Directors' compensation is determined by the Board of Directors based upon recommendations from the Compensation Committee. A Board member’s service year begins upon stockholders approval at the annual meeting and continues until the next annual meeting. The Board periodically grants directors stock options in order to assure that they have proper incentives and an opportunity for an ownership interest in common with other stockholders. In February 2015, the Board decided to add cash payments as a compensation method. Independent board members receive a stipend of $25,000 annually. In addition, members of our Audit Committee receive an annual stipend of $5,000, members of our Compensation Committee receive an annual stipend of $4,000 and members of our Nominating and Corporate Governance Committee receive an annual stipend of $2,500. In addition, the Chairman of our Audit Committee receives an annual stipend of $36,000, the Chairman of our Compensation Committee receives an annual stipend of $7,500 the Chairman of our Nominating and Corporate Governance Committee receives an annual stipend of $5,000, our Lead Independent Director receives an annual stipend of $2,500 and our Vice Chairman of the board of directors receives an annual stipend of $27,500. In addition, each of our independent board members receives an annual stock option grant of 12,500 shares, which shall be issued on the date of the Company’s annual stockholders meeting.

Our Board of Directors presently consists of Robert Gershon, J. Robert Saron, Andrew Makrides, Charles T. Orsatti, Lawrence J. Waldman, John Andres, and Michael Geraghty.

In 2003, the Board of Directors adopted and stockholders approved Bovie’s 2003 Executive and Employee Stock Option Plan covering a total of 1,200,000 shares of common stock issuable upon exercise of options to be granted under the Plan. In 2001, the Board of Directors adopted the 2001 Executive and Employee Stock Option Plan which reserved for issuance 1,200,000 stock options.

On October 30, 2007, stockholders approved and the Board of Directors adopted an amendment to the 2003 Executive and Employee Stock Option Plan to increase the maximum aggregate number of shares of common stock reserved for issuance under the 2003 Plan from 1.2 million shares (already reserved against outstanding options) to 1.7 million shares, or an increase of 500,000 shares of common stock for future issuance pursuant to the terms of the plan. Except for the increase in the number of shares covered by the plan, the plan remains otherwise unchanged from its present status. In 2011, the Board of Directors granted 25,000 options to purchase a like number of shares of common stock.

In July of 2012, the stockholders approved the 2012 Executive and Employee Stock Option Plan covering a total of 750,000 shares of common stock issuable upon exercise of options to be granted under the plan. At December 31, 2014, approximately 290,333 remain to be issued in this plan.

There have been no changes in the pricing of any options previously or currently awarded.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee of the Board of Directors is responsible for determining the compensation of executive officers of the Company, as well as compensation awarded pursuant to the Company’s equity incentive plans.

Our Compensation Committee currently consists of three independent members of the Board of Directors, Charles T. Orsatti who serves as Chairman, John Andres, and Lawrence J. Waldman, CPA.

No member of the Compensation Committee is or has been an officer or employee of the Company or any of its subsidiaries. In addition, no member of the Compensation Committee had any relationships with the Company or any other entity that require disclosure under the proxy rules and regulations promulgated by the SEC.

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COMPENSATION COMMITTEE REPORT

Our Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis contained in this Annual Report on Form 10-K with management. Based on our Compensation Committee’s review of and the discussions with management with respect to the Compensation Discussion and Analysis, our Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in our Proxy Statement and in this Annual Report on Form 10-K for the fiscal year ended December 31, 2014 for filing with the SEC. During the majority of 2014, our Compensation Committee consisted of three independent members of the Board of Directors, Ian Sheffield, who served as Chairman until his resignation, John Andres, and Lawrence J. Waldman, CPA. Mr. Sheffield resigned from the Board of Directors on May 6, 2015 and Mr. Charles T. Orsatti was appointed to the Board of Directors to fill the vacancy created by such resignation. Mr. Orsatti has served as the Chairman of the Compensation Committee since May 6, 2015.

The Compensation Committee

Charles T. Orsatti, Chairman

John Andres

Lawrence J. Waldman

The foregoing Compensation Committee Report shall not be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, and shall not otherwise be deemed filed under these acts, except to the extent we specifically incorporate by reference into such filings.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners

The following table sets forth certain information as of May 20, 2015, with respect to the beneficial ownership of the Company’s common stock by its executive officers, directors, director nominees and all persons known by the Company to be the beneficial owners of more than 5% of its outstanding shares and by all officers and directors as a group.

		Number of Shares
			Nature of	Percentage of
Name and Address	Title	Owned (i)	Ownership	Ownership (i)

RENN Universal Growth Investment Trust	Common	2,500,000(xiii)	Beneficial	10.5%
8080 N. Central Expressway Ste. 201
Dallas, Texas 75206

Great Point Partners, LLC	Convertible Preferred	2,649,661(xiv)	Beneficial	9.985%
165 Mason Street, 3rd Floor
Greenwich, CT 06830

Andrew Makrides	Common	648,972(ii)	Beneficial	2.7%
4 Manhattanville Road Ste 106
Purchase, NY 10577

Robert L. Gershon	Common	187,500(iii)	Beneficial	0.8%
4 Manhattanville Road Ste 106
Purchase, NY 10577

J. Robert Saron	Common	430,440(iv)	Beneficial	1.8%
4 Manhattanville Road Ste 106
Purchase, NY 10577

Moshe Citronowicz	Common	418,504 (v)	Beneficial	1.8%
4 Manhattanville Road Ste 106
Purchase, NY 10577

John C. Andres	Common	--(vi)	Beneficial	0.0%
4 Manhattanville Road Ste 106
Purchase, NY 10577

Charles T. Orsatti	Common	--(vii)	Beneficial	0.0%
4 Manhattanville Road Ste 106
Purchase, NY 10577

Peter Donato	Common	--(viii)	Beneficial	0.0%
4 Manhattanville Road Ste 106
Purchase, NY 10577

John J. McCarthy	Common	53,250(ix)	Beneficial	0.2%
4 Manhattanville Road Ste 106
Purchase, NY 10577

Michael E. Geraghty	Common	16,286(x)	Beneficial	0.1%
4 Manhattanville Road Ste 106
Purchase, NY 10577

Lawrence J. Waldman	Common	40,619(xi)	Beneficial	0.2%
4 Manhattanville Road Ste 106
Purchase, NY 10577

Officers and Directors as a group (10 persons)		1,795,571(xii)		7.4%

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(i)

Based on 23,886,751 outstanding shares of Common Stock and 2,987,189 outstanding options to acquire a like number of shares of Common Stock as of May 20, 2015, of which officers and directors owned a total of 371,155 options and 1,424,416 shares at May 20, 2015. We have calculated the percentage on the basis of the amount of outstanding securities plus, for each person or group, any securities that person or group has current or future right to acquire pursuant to options, warrants, conversion privileges or other rights.

(ii)

Includes 611,972 shares and 37,000 vested options out of a total of 55,000 ten year options owned by Mr. Makrides to purchase shares of Common Stock of the Company. Exercise prices for his options range from $2.25 for 25,000 shares to $2.54 for 30,000 shares.

(iii)

Includes 187,500 vested options out of a total of 750,000 ten year options owned by Mr. Gershon to purchase shares of Common Stock of the Company at an exercise price of $2.09 per share. These options vest equally over a four year period.

(iv)

Includes 405,940 shares and 24,500 vested options out of a total of 42,500 ten year options owned by Mr. Saron to purchase shares of Common Stock of the Company. Exercise prices for his options range from $2.25 per share for 12,500 shares to $2.54 per share for 30,000 shares.

(v)

Includes 406,504 shares and 12,000 vested options out of a total of 30,000 ten year options owned by Mr. Citronowicz to purchase shares of Common Stock of the Company at an exercise price of $2.54 per share. These options vest equally over a four year period.

(vi)

Includes zero vested options out of a total of 10,000 ten year options owned by Mr. Andres to purchase shares of Common Stock of the Company at an exercise price of $3.81 per share. These options vest equally over a four year period.

(vii)

Includes zero vested options out of a total of 100,000 ten year options owned by Mr. Orsatti to purchase shares of Common Stock of the Company at an exercise price of $2.87 per share. These options vest equally over a four year period.

(viii)

Includes zero vested options out of a total of 125,000 ten year options owned by Mr. Donato to purchase shares of Common Stock of the Company at an exercise price of $3.81 per share. These options vest equally over a four year period.

(ix)

Includes 53,250 vested options out of a total of 213,000 ten year options owned by Mr. McCarthy to purchase shares of Common Stock of the Company at an exercise price of $3.90 per share. These options vest equally over a four year period.

(x)

Includes 16,286 vested ten year options out of a total of 37,500 options owned by Mr. Geraghty to purchase shares of Common Stock of the Company at exercise prices ranging from $2.54 for 4,000 shares to $3.81 for 10,00 shares. These options vest over a period of 3 and 7 years.

(xi)

Includes 40,619 vested ten year options out of a total of 88,500 options owned by Mr. Waldman to purchase shares of Common Stock of the Company at exercise prices ranging from $2.20 for 25,000 shares to $3.81 for 12,000 shares. These options vest over a period of 3 and 7 years.

(xii)

Includes 371,155 vested ten year options out of a total of 1,451,500 ten year outstanding options and 1,424,416 shares owned by all Executive Officers and directors as a group. The last date options can be exercised is May 5, 2025.

(xiii)

RENN Capital Group, Inc. ("RENN") is the investment advisor to RENN Universal Growth Investment Trust ("RUGIT"), RENN Capital Group, Inc. ("RENN") and RENN Fund, Inc. ("RENN Fund"), and has shared voting and dispositive power over these shares. Russell Cleveland shares voting and dispositive power over their respective shares with RUGIT. The shares of common stock are owned of record as follows: RUGIT - 1,600,000; RENN - 150,000; RENN Fund - 700,000; Russell Cleveland - 50,000. Russell Cleveland is the President of each of RENN, RUGIT and RENN Fund and may be deemed to be the beneficial owner of the shares of common stock. Mr. Cleveland disclaims any such beneficial ownership.

(xiv)

Consists of 2,649,661 shares issuable upon conversion of Series B preferred stock collectively owned by each of Biomedical Value Fund, LP (“BVF”), Biomedical Offshore Value Fund, Ltd. (“BOVF”), Biomedical Institutional Value Fund, LP (“BIVF”), Class D Series of GEF-PS, LP (“GEF-PS”) and WS Investments II, LLC (“WS”) (BVF, BOVF, BIVF, GEF-PS and WS collectively referred to as the “GPP Owners”. Does not include: Series B preferred stock convertible into 4,526,617 shares, collectively owned by each of the GPP Owners. The provisions of such preferred stock restrict the conversion and exercise of such preferred stock to the extent that, after giving effect to such conversion or exercise, the holder of the preferred stock and its affiliates and any other person or entities with which such holder would constitute a group would beneficially own in excess of 9.985% of the number of shares of Common Stock of Bovie outstanding immediately after giving effect to such conversion or exercise (the “Ownership Cap”). Therefore, the GPP Owners could be deemed to beneficially own such number of shares underlying such preferred stock as would result in total beneficial ownership by such reporting persons up to the Ownership Cap.

Great Point Partners, LLC (“Great Point”) is the investment manager of the GPP Owners, and by virtue of such status may be deemed to be the beneficial owner of the Series B preferred stock and warrants collectively owned by the GPP Owners. Each of Dr. Jay, as senior managing member of Great Point, and Mr. Kroin, as special managing member of Great Point, has voting and investment power with respect to the Series B preferred stock collectively owned by the GPP Owners and therefore may be deemed to be the beneficial owner of the Series B preferred stock collectively owned by each of the GPP Owners.

Notwithstanding the above, Great Point, Dr. Jay and Mr. Kroin each disclaim beneficial ownership of the Series B preferred stock collectively owned by the GPP Owners, except to the extent of their respective pecuniary interests.

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SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten-percent shareholders (the “Reporting Persons”) are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

To the Company’s knowledge, based solely on its review of the copies of such reports received or written representations from certain Reporting Persons that no other reports were required, the Company believes that during its fiscal year ended December 31, 2014 all filing requirements applicable to the Reporting Persons were timely met, except: (i) one Form 3 to report the issuance of an inducement stock option to John J. McCarthy; and (ii) the Form 4’s to report the annual option grants to certain of Bovie’s non-employee directors including John C. Andres, Michael Geraghty, Ian Sheffield and Larry J. Waldman. Such late filings did not result in any liability under Section 16(b) of the Exchange Act.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Our policy is that employees, non-employees, and third parties must obtain authorization from the appropriate department executive manager, for any business relationship or proposed business transaction in which they or an immediate family member has a direct or indirect interest, or from which they or an immediate family member may derive a personal benefit (a “related party transaction”). The maximum dollar amount of related party transactions that may be approved as described above in this paragraph in any calendar year is $120,000. Any related party transactions that would bring the total value of such transactions to greater than $120,000 must be referred to the Audit Committee to determine the procedure for approval, and then have the recommendations presented to the Board of Directors for approval.

A relative of Moshe Citronowicz, Bovie’s Senior Vice President, is considered a related party. Arik Zoran is a consultant of the Company doing business as AR Logic, Inc., a consulting firm owned by Arik Zoran, Mr. Citronowicz’s brother. On March 1, 2013 the Company amended the Consulting Services Agreement dated January 2011, extending the term of the existing agreement until December 31, 2014. The agreement shall automatically renew for additional one year periods, unless either party gives written notice of its desire not to renew at least one year prior to the expiration of the initial Term or renewal term. The agreement with AR Logic provides for engineering support for our existing generator product line and a separate hourly based fee structure for additional consulting related to new product lines. AR Logic has a royalty contract with us related to the creation and design of proprietary technology that is used in some of our generators. AR Logic was paid consulting fees of approximately $252,000, $266,600, and $223,500 during 2014, 2013, and 2012, respectively.

A second relative of Mr. Citronowicz is considered a related party. Yechiel Tsitrinovich is also a brother of Mr. Citronowicz, and acts as a consultant to the Company related to research and development of certain products. Mr. Tsitrinovich has a royalty contract with us related to the creation and design of a proprietary technology that is used in some of our generators. Mr. Tsitrinovich was paid a combination of consulting fees and royalties on previous product designs approximating $72,412, $72,890, and $77,218 for 2014, 2013, and 2012, respectively.

Independent Board Members

The Board currently has four independent members, Charles Orsatti, who replaced Ian Sheffield, John Andres, Michael Geraghty, and Lawrence J. Waldman, CPA who meet the existing independence requirements of the NYSE MKT Market and the Securities and Exchange Commission.

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PROPOSAL TWO

APPROVAL OF THE 2015 SHARE INCENTIVE PLAN

At the Annual Meeting, shareholders will be asked to approve the Company’s 2015 Share Incentive Plan (the “2015 Plan”), which was adopted by the Board of Directors subject to approval by the Company’s shareholders. The Company’s Board of Directors considers the 2015 Plan to be important to: (i) aid in maintaining and developing key employees capable of assuring the future success of the Company and to offer such personal incentives to put forth maximum efforts for the success of the Company's business; (ii) to enhance the Company's ability to attract and retain the services of experienced and knowledgeable outside directors; and (iii) to afford such key employees and outside directors an opportunity to acquire a proprietary interest in the Company, thereby aligning their interests with the interests of the Company’s shareholders.

THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THE 2015 SHARE INCENTIVE PLAN.

Summary of the New Plan

The following summary of the main features of the 2015 Plan is qualified in its entirety by reference to the complete text of the 2015 Plan, which is set forth as Exhibit A to this Proxy Statement. For purposes of the discussion contained in this Proposal No. 2, all capitalized terms shall have the meaning proscribed to such terms in the 2015 Plan, except as otherwise provided.

The 2015 Plan authorizes the grant and issuance of two different types of Awards: Options (“Stock Options”), which can qualify as “incentive stock options” under the Code, or as “non-qualified stock options;” and Restricted Stock, which is stock that is contingent on an employee satisfying conditions, including without limitation continued employment, passage of time or satisfaction of performance criteria.

The 2015 Plan has a number of special terms and limitations, including:

•	The exercise price for Stock Options granted under the 2015 Plan must at least equal the Shares’ fair market value at the time the Stock Option is granted;

•	The 2015 Plan expressly states that Stock Options granted under it cannot be “repriced,” as defined in the 2015 Plan, without stockholder approval;

•	2,000,000 shares, are proposed to be available for granting any Award under the 2015 Plan; and

•	Stockholder approval is required for certain types of amendments to the 2015 Plan.

Eligibility

Any Key Employee, including any Key Employee who is an officer or director of the Company or any Affiliate, any Outside Director or a third party consultant to the Company or any Affiliate shall be eligible to be designated a Participant; provided however, that an Incentive Stock Option shall not be granted to: (1) an Outside Director; or (2) an employee of an Affiliate unless such Affiliate is also a “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code.

Administration

The 2015 Plan may be administered by a committee of the Board of Directors comprised of non-employee directors (the "Committee"), although the Board of Directors may exercise any authority of the Committee under the 2015 Plan in lieu of the Committee’s exercise thereof.

Subject to the terms of the Plan and applicable law, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or with respect to which payments are to be calculated in connection with) Awards; (iv) determine the terms and conditions of any Award or Award Agreement; (v) amend the terms and conditions of any Award or Award Agreement and accelerate the exercisability of Options or the lapse of restrictions relating to Restricted Stock; (vi) determine whether to, to what extent and under what circumstances Awards may be exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited or suspended; (vii) determine whether, to what extent and under what circumstances cash or Shares payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or the Committee; (viii) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; (ix) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (x) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

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Shares Available for Awards

The aggregate number of Shares that can be issued under the 2015 Plan may not exceed 2,000,000 (including pursuant to Incentive Stock Options). If any Shares covered by an Award or to which an Award relates are not purchased or are forfeited or if an Award otherwise terminates without the delivery of any shares or cash payments to be received thereunder, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such forfeiture or termination, shall again be available for granting Awards under the Plan. In addition, any shares that are used by a Participant as full or partial payment to the Company of the purchase price of Shares acquired upon exercise of an Option or satisfy applicable tax withholding requirements (including social insurance requirements) upon the exercise or vesting of an Award shall again be available for granting Awards.

In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or securities or other property) which thereafter may be made the subject of Awards, (ii) the number and type of Shares (or securities or other property) subject to outstanding Awards and (iii) the exercise price with respect to any Award; provided, however, that the number of Shares covered by any Award or to which such Award relates shall always be a whole number.

Awards

The 2015 Plan authorizes the grant and issuance of the following types of Awards: Stock Options and Restricted Stock.

Stock Options

Subject to the express provisions of the 2015 Plan and as discussed in this paragraph, the Committee has discretion to determine the vesting schedule of Stock Options, the events causing a Stock Option to expire, the number of shares subject to any Stock Option, the restrictions on transferability of a Stock Option, and such further terms and conditions, in each case not inconsistent with the 2015 Plan, as may be determined from time to time by the Committee. The 2015 Plan expressly provides that the Company cannot “reprice” Stock Options without shareholder approval. The exercise price for Stock Options may not be less than 100% of the fair market value of the Common Stock (as determined pursuant to the 2015 Plan) at the time the Stock Option is granted. The term of each Option shall be fixed by the Committee, but such term shall not exceed 10 years from the date on which such Option is granted. The Committee shall determine the time or times at which an Option may be exercised in whole or in part and the method or methods by which, and the form or forms (including, without limitation, cash and or shares having a Fair Market Value on the exercise date equal to the relevant exercise price) in which payment of the exercise price with respect thereto may be made or deemed to have been made.

Restricted Stock

The Committee may make Awards of restricted stock to participants, which will be subject to restrictions on transferability and other restrictions as the Committee may impose, including, without limitations on the right to vote restricted stock or the right to receive dividends, if any, on the restricted stock. These Awards may be subject to forfeiture and reacquired by the Company upon any conditions or criteria established by the Committee, including without limitation termination of employment or upon resignation or removal as an Outside Director during the applicable restriction period.

Amendments and Termination

The Board of Directors of the Company may amend, alter, suspend, discontinue or terminate the Plan; provided, however, that, notwithstanding any other provision of the Plan or any Award Agreement, without the approval of the shareholders of the Company, no such amendment, alteration, suspension, discontinuation or termination shall be made that:

•	change the maximum number of shares of Common Stock for which Awards may be granted under this Plan;

•	extend the term of this Plan; or

•	change the class of persons eligible to participate in the Plan.

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The Committee may amend, alter or discontinue an Award made under the Plan which would impair the rights of any Award holder, without such holder’s consent, under any Award theretofore granted; provided that no such consent shall be required if the Committee determines in its sole discretion and prior to the date of any change in control, recapitalization, stock dividend, stock split, reorganization, merger, consolidation or similar type transaction that such amendment or alteration either is required or advisable in order for the Company, the Plan or any Award granted to satisfy any law or regulation or to meet the requirements of any accounting standard.

No Award granted under the 2015 Plan shall be granted pursuant to the 2015 Plan more than 10 years after the date of the Company’s Shareholder’s adoption of the 2015 Plan.

Income Tax Withholding; Tax Bonuses

Withholding. In order to comply with all applicable federal, state or foreign income tax or social insurance contribution laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal, state or foreign payroll, withholding, income, social insurance contributions or other taxes, which are the sole and absolute responsibility of a Participant, are withheld or collected from such Participant. In order to assist a Participant in paying all federal, state and foreign taxes to be withheld or collected upon exercise or receipt of (or the lapse of restrictions relating to) an Award, the Committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to satisfy such tax obligation by (i) electing to have the Company withhold a portion of the Shares otherwise to be delivered upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes or (ii) delivering to the Company Shares other than Shares issuable upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes. The election, if any, must be made on or before the date that the amount of tax to be withheld is determined.

Tax Bonuses. The Committee, in its discretion, shall have the authority, at the time of grant of any Award under this Plan or at any time thereafter to approve bonuses to designated Participants to be paid upon their exercise or receipt of (or the lapse of restrictions relating to) Awards in order to provide funds to pay all or a portion of federal, state and foreign taxes due as a result of such exercise or receipt (or the lapse of such restrictions). The Committee shall have full authority in its discretion to determine the amount of any such tax bonus.

Tax Effect to Company

The Company generally will be entitled to a tax deduction in connection with an Award under the 2015 Plan in an amount equal to the compensation income (ordinary income) realized by a Participant and at the time the Participant recognizes such income (for example, the exercise of a NQSO). Special rules limit the deductibility of compensation paid to certain Covered Employees of the Company (as defined by Section 162(m) of the Code, the annual compensation paid to any of these Covered Employees will be deductible only to the extent that does not exceed $1,000,000 or if the compensation is paid solely on account of attaining one or more pre-established, objective performance goals. The 2015 Plan has been constructed such that some Awards in the Committee’s discretion may qualify as “performance-based compensation” under Section 162(m) of the Code and thus would be deductible even if the total compensation paid to the Covered Employee is in excess of $1,000,000. However, whether an Award will qualify under Section 162(m) as "performance-based compensation" will depend on the terms, conditions and type of the Award issued to the Covered Employee. For example, grants of Stock Options or Restricted Stock often vest only according to the optionee’s or grantee’s length of employment rather than pre-established performance goals. Therefore, the compensation derived from the Awards made to Covered Employees may not be deductible by the Company to the extent the Covered Employee’s total compensation exceeds $1,000,000.

Vote Required

Assuming a quorum is present at the Annual Meeting, the affirmative vote of a majority of votes cast by the holders of Common Stock represented and entitled to vote at the Annual Meeting is required to approve the 2015 Plan.

The Board believes that the approval of the 2015 Plan is in the Company’s and the stockholder’s best interests. The Company’s non-employee directors have an interest in the proposal to adopt the 2015 Plan since each is an eligible Participant in Awards under the 2015 Plan.

25

PROPOSAL THREE

RATIFICATION OF AUDITORS

Frazier & Deeter, LLC (“F&D”) has acted as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014. Representatives of F&D are expected to be available at the meeting to respond to appropriate questions and will be given the opportunity to make a statement if they desire to do so. Neither the Company's bylaws nor the governing documents or law require stockholder ratification of the selection of F&D as the Company's independent registered public accounting firm. However, this proposal is being submitted to the stockholders as a matter of good corporate practice. If the stockholders do not ratify F&D, the appointment of another firm of independent certified public accountants may be considered by the Audit Committee. Even if F&D is ratified, the Audit Committee may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that doing so is in the best interests of the Company and its stockholders.

THE BOARD RECOMMENDS THAT YOU VOTE "FOR" RATIFICATION OF FRAZIER & DEETER, LLC AS THE COMPANY’S INDEPENDENT AUDITORS FOR FISCAL YEAR ENDING DECEMBER 31, 2015.

The following table sets forth the aggregate fees billed to us for fiscal years ended December 31, 2014 and 2013 by our current accountants, Frazier & Deeter, LLC and the firm of Kingery & Crouse P.A. in 2013. (in thousands):

	2014	2013
Audit fees (1)	$110	$120
Non-Audit fees:
Audit related fees (2)	2	10
Tax fees (3)		-
All other fees (4)		-
Total fees billed	$112	$130

_________________

(1)

Audit fees consist of fees billed for professional services rendered for the audit of Bovie’s annual financial statements and reviews of its interim consolidated financial statements included in quarterly reports and other services related to statutory and regulatory filings or engagements.

(2)

Audit related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or reviews of Bovie’s consolidated financial statements and are not reported under “Audit Fees”.

(3)

Tax fees consist of fees billed for professional services rendered for tax compliance and tax advice (domestic and international). These services include assistance regarding federal, state and international tax compliance, acquisitions and international tax planning.

(4)	All other fees consist of fees for products and services other than the services reported above.

26

AUDIT COMMITTEE REPORT

Our Audit Committee is composed of “independent” directors, as determined in accordance with Rule 10A-3 of the Securities Exchange Act of 1934. The Audit Committee operates pursuant to a written charter adopted by the Board of Directors.

As described more fully in its charter, the purpose of the Audit Committee is to assist the Board of Directors with its oversight responsibilities regarding the integrity of our financial statements, our compliance with legal and regulatory requirements, assessing the independent registered public accounting firm’s qualifications, independence and performance for us. Management is responsible for preparation, presentation and integrity of our financial statements as well as our financial reporting process, accounting policies, internal audit function, internal accounting controls and disclosure controls and procedures. The independent registered public accounting firm is responsible for performing an independent audit of our consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes. The following is the Audit Committee’s report submitted to the Board of Directors for 2014.

As part of its oversight of the Company’s financial statements, the Audit Committee reviews and discusses with both management and the Company’s independent registered public accountants all annual and quarterly financial statements prior to their issuance. During fiscal 2014, management advised the Audit Committee that each set of financial statements reviewed had been prepared in accordance with generally accepted accounting principles, and management reviewed significant accounting and disclosure issues with the Audit Committee. These reviews included discussion with the independent registered public accountants of matters required to be discussed pursuant to Public Company Accounting Oversight Board AU 380 (Communication With Audit Committees), including the quality of the Company’s accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. The Audit Committee also discussed with Frazier & Deeter, LLC matters relating to its independence, including a review of audit and non-audit fees and the written disclosures and letter from Frazier & Deeter, LLC to the Audit Committee pursuant to applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountants’ communications with the Audit Committee concerning independence.

In addition, the Audit Committee has met separately in executive session with management and with Frazier & Deeter, LLC.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2014 for filing with the Securities and Exchange Commission.

The Audit Committee

Lawrence J. Waldman, Chairman

John C. Andres

Charles T. Orsatti

The foregoing Audit Committee Report shall not be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, and shall not otherwise be deemed filed under these acts, except to the extent we specifically incorporate by reference into such filings.

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PROPOSAL FOUR

APPROVAL OF ADVISORY RESOLUTION

SUPPORTING THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

General

Pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), and Section 14A of the Securities Exchange Act of 1934, as amended, the Company is asking its stockholders to vote, on an advisory basis, to approve the compensation of its named executive officers as described in this Proxy Statement. This proposal, commonly known as a “say-on-pay” proposal, gives the Company’s stockholders the opportunity to express their views on the compensation of the Company’s Named Executive Officers. For purposes of this Proxy Statement, the following Company executives are referred to collectively as the “Named Executive Officers”: Robert L. Gershon, Andrew Makrides, J. Robert Saron, John J. McCarthy, Moshe Citronowicz, and Peter L. Donato. We are required to hold a vote regarding the frequency of future non-binding advisory votes relating to future named executive officer compensation once every six years. At our 2013 Annual Meeting of Stockholders, our Stockholders voted to hold an annual non-binding advisory vote relating to the frequency of future non-binding advisory votes on resolutions approving future named executive officers compensation.

Compensation Program and Philosophy

Our executive compensation program is designed to attract, reward and retain key employees, including our Named Executive Officers, who are critical to the Company’s long-term success. Stockholders are urged to read the “Executive Compensation” section of this Proxy Statement for greater detail about the Company’s executive compensation programs, including information about the fiscal year 2014 compensation of the Named Executive Officers.

The Company is asking the stockholders to indicate their support for the compensation of the Company’s Named Executive Officers as described in this Proxy Statement by voting in favor of the following resolution:

RESOLVED, that the stockholders ratify and approve the compensation of the Named Executive Officers of Bovie Medical Corporation, as disclosed in the “Executive Compensation”, the Summary Compensation Table and the related compensation tables, notes and narrative in the Proxy Statement for the Company’s 2015 Annual Meeting of Stockholders.

Even though this say-on-pay vote is advisory and therefore will not be binding on the Company, the Compensation Committee and the Board of Directors value the opinions of the Company’s stockholders. Accordingly, to the extent there is a significant vote against the compensation of the Named Executive Officers, the Board of Directors will consider stockholder concerns and the Compensation Committee will evaluate what actions, if any, may be necessary or appropriate to address those concerns. You may vote “for,” “against,” or “abstain” from the proposal to approve on an advisory basis the compensation of our Named Executive Officers.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” SUPPORTING THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

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STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

Shareholder proposals intended to be considered for inclusion in the proxy statement for presentation at the Company’s 2016 Annual Meeting of Stockholders must be received in writing at the Company’s offices at 4 Manhattanville Road, Suite 106, Purchase, New York 10577, Attn: Corporate Secretary, no later than February 1, 2016, for inclusion in the Company’s proxy statement and proxy card relating to such meeting. Such proposals must comply with applicable SEC rules and regulations.

In order for any proposal that is not submitted for inclusion in next year’s proxy statement (as described in the preceding paragraph) to be presented directly at next year’s annual meeting, we must receive written notice of the proposal in a timely manner. If such notice is received, proxies may be voted at the discretion of management if we advise stockholders in next year’s proxy statement about the nature of the matter and how management intends to vote on such matter.

HOUSEHOLDING OF PROXY MATERIALS

The Securities and Exchange Commission permits companies and intermediaries such as brokers to satisfy the delivery requirements for proxy materials with respect to two or more stockholders sharing the same address by delivering a single set of proxy materials addressed to those stockholders. This process, which is commonly referred to as “householding”, potentially provides extra conveniences for stockholders and cost savings for companies.

Although we do not intend to household for our stockholders of record, some brokers household our proxy materials, delivering a single set of proxy materials to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate set of proxy materials, or if you are receiving multiple sets of proxy materials and wish to receive only one, please notify your broker. Stockholders who currently receive multiple sets of the proxy materials at their address and would like to request “householding” of their communications should contact their broker.

OTHER MATTERS

The Board of Directors is not aware of any other matter other than those set forth in this proxy statement that will be presented for action at the Annual Meeting. If other matters properly come before the Annual Meeting, the persons appointed as proxies intend to vote the shares they represent in accordance with their best judgment in the interest of the Company.

DOCUMENTS INCLUDED WITH THIS PROXY STATEMENT

WE ARE PROVIDING HEREWITH, A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K, WITHOUT EXHIBITS, FOR THE YEAR ENDED DECEMBER 31, 2014, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES FILED THEREWITH. IF ANY PERSON RECEIVES THIS PROXY MATERIALS WITHOUT THE FOREGOING DOCUMENTS, THE COMPANY UNDERTAKES TO PROVIDE, WITHOUT CHARGE, UPON A WRITTEN OR ORAL REQUEST OF SUCH PERSON AND BY FIRST CLASS MAIL OR OTHER EQUALLY PROMPT MEANS WITHIN ONE BUSINESS DAY OF RECEIPT OF SUCH REQUEST, A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2014, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES FILED THEREWITH. WRITTEN REQUESTS FOR SUCH REPORTS SHOULD BE ADDRESSED TO THE OFFICE OF THE SECRETARY, BOVIE MEDICAL CORPORATION, 4 MANHATTANVILLE ROAD, SUITE 106, PURCHASE, NEW YORK 10577. THE COMPANY’S TELEPHONE NUMBER AT SUCH OFFICE IS (914) 468-4069.

WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY AT YOUR EARLIEST CONVENIENCE.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the information and reporting requirements of the Securities Exchange Act of 1934 and in accordance with that act, we file periodic reports, documents and other information with the Securities and Exchange Commission relating to our business, financial statements and other matters. These reports and other information may be inspected and are available for copying at the offices of the Securities and Exchange Commission, 100 F. Street NE, Washington, DC 20549 or may be accessed at www.sec.gov.

By order of the Board of Directors

Dated: May 29, 2015	B y:	/s/ Andrew Makrides
Andrew Makrides Chairman of the Board of Directors

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EXHBIT A

BOVIE MEDICAL CORPORATION

2015 SHARE INCENTIVE PLAN

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BOVIE MEDICAL CORPORATION

2015 SHARE INCENTIVE PLAN

Section 1. Purpose.

The purposes of the Bovie Medical Corporation Share Incentive Plan (the “Plan”) are to: (i) aid in maintaining and developing key employees capable of assuring the future success of Bovie Medical Corporation (the “Company”), and to offer such personnel incentives to put forth maximum efforts for the success of the Company’s business; (ii) to enhance the Company’s ability to attract and retain the services of experienced and knowledgeable outside directors; and (iii) to afford such key employees and outside directors an opportunity to acquire a proprietary interest in the Company, thereby aligning their interests with the interests of the Company’s stockholders.

Section 2. Definitions.

As used in the Plan, the following terms shall have the meanings set forth below:

(a) “Affiliate” shall mean (i) any entity that, directly or indirectly through one or more intermediaries, is controlled by the Company and (ii) any entity in which the Company has a significant equity interest, as determined by the Committee.

(b)  “Award” shall mean any Option or Restricted Stock granted under the Plan.

(c) “Award Agreement” shall mean any written agreement, contract or other instrument or document evidencing any Award granted under the Plan.

(d) “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

(e) “Committee” shall mean a committee of the Board of Directors of the Company designated by such Board to administer the Plan and composed of not less than three (3) directors, each of whom is a “Non-Employee Director” within the meaning of Rule 16b-3.

(f)  “Fair Market Value” shall mean, with respect to any property (including, without limitation, any Shares or other securities), the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee. Notwithstanding the foregoing, for purposes of the Plan, the Fair Market Value of Shares on a given date shall be the closing price of the Shares on such date on the NYSE MKT Exchange (“NYSE”) or any other national securities exchange on which the Company’s Common Stock is listed.

(g) “Incentive Stock Option” shall mean an option granted under Section 6(a) of the Plan that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

(h) “Key Employee” shall mean any employee of the Company or any Affiliate who the Committee determines to be a key employee.

(i) “Non-Qualified Stock Option” shall mean an option granted under Section 6(a) of the Plan that is not intended to be an Incentive Stock Option.

(j)  “Option” shall mean an Incentive Stock Option or a Non-Qualified Stock Option.

(k) “Outside Director” shall mean each member of the Board of Directors of the Company that is not also an employee of the Company or any Affiliate of the Company.

(l) “Participant” shall mean either: (i) a Key Employee, (ii) an Outside Director, or (iii) a third party consultant to the Company or any Affiliate designated to be granted an Award under the Plan.

(m) “Person” shall mean any individual, corporation, partnership, association or trust.

(n) “Restricted Stock” shall mean any Share granted under Section 6(b) of the Plan.

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(o) “Rule 16b-3” shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, or any successor rule or regulation thereto.

(p) “Shares” shall mean shares of Common Stock, $.001 par value, of the Company or such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 4(c) of the Plan.

Section 3. Administration.

(a) Power and Authority of the Committee. The Plan shall be administered by the Compensation Committee of the Board of Directors, or if the Board of Directors shall so designate, by a Special Committee. For purposes of this Plan, references to the Committee shall mean either the Compensation Committee or the Special Committee if a Special Committee has been designated by the Board of Directors to administer the Plan. Subject to the terms of the Plan and applicable law, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or with respect to which payments are to be calculated in connection with) Awards; (iv) determine the terms and conditions of any Award or Award Agreement; (v) amend the terms and conditions of any Award or Award Agreement and accelerate the exercisability of Options or the lapse of restrictions relating to Restricted Stock; (vi) determine whether, to what extent and under what circumstances Awards may be exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited or suspended; (vii) determine whether, to what extent and under what circumstances cash or Shares payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or the Committee; (viii) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; (ix) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (x) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon any Participant, any holder or beneficiary of any Award and any employee of the Company or any Affiliate.

(b) Meetings of the Committee. The Committee shall select one of its members as its chairman and shall hold its meetings at such times and places as the Committee may determine. A majority of the Committee’s members shall constitute a quorum. All determinations of the Committee shall be made by not less than a majority of its members. Any decision or determination reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made by a majority vote at a meeting duly called and held. The Committee may appoint a secretary and may make such rules and regulations for the conduct of its business as it shall deem advisable.

Section 4. Shares Available for Awards.

(a) Shares Available. Subject to adjustment as provided in Section 4(c), the number of Shares available for the granting of Awards under the Plan shall be 2,000,000. If any Shares covered by an Award or to which an Award relates are not purchased or are forfeited, or if an Award otherwise terminates without delivery of any Shares or cash payments to be received thereunder, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such forfeiture or termination, shall again be available for granting Awards under the Plan. In addition, any Shares that are used by a Participant as full or partial payment to the Company of the purchase price of Shares acquired upon exercise of an Option or to satisfy applicable tax withholding requirements (including social insurance requirements) upon the exercise or vesting of an Award shall again be available for granting Awards.

(b) Accounting for Awards. For purposes of this Section 4, if an Award entitles the holder thereof to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan.

(c) Adjustments. In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or securities or other property) which thereafter may be made the subject of Awards, (ii) the number and type of Shares (or securities or other property) subject to outstanding Awards and (iii) the exercise price with respect to any Award; provided, however, that the number of Shares covered by any Award or to which such Award relates shall always be a whole number.

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Section 5. Eligibility.

Any Key Employee, including any Key Employee who is an officer or director of the Company or any Affiliate, any Outside Director or a third party consultant to the Company or any Affiliate shall be eligible to be designated a Participant; provided, however, that an Incentive Stock Option shall not be granted to: (1) an Outside Director; or (2) an employee of an Affiliate unless such Affiliate is also a “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code.

Section 6. Awards.

(a) Options. The Committee is hereby authorized to grant Options to Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

(i) Exercise Price. The purchase price per Share purchasable under an Option shall be determined by the Committee; provided, however, that such purchase price shall not be less than the Fair Market Value of the Shares on the date such option is granted.

(ii) Option Term. The term of each Option shall be fixed by the Committee, but such term shall not exceed 10 years from the date on which such Option is granted.

(iii) Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part and the method or methods by which, and the form or forms (including, without limitation, cash, Shares, other securities, other Awards or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant exercise price) in which payment of the exercise price with respect thereto may be made or deemed to have been made.

(b) Restricted Stock. The Committee is hereby authorized to grant Awards of Restricted Stock to Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

(i) Restrictions. Shares of Restricted Stock shall be subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to vote a Share of Restricted Stock or the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate.

(ii) Stock Certificates. Any Restricted Stock granted under the Plan shall be evidenced by issuance of a stock certificate or certificates. Such certificate or certificates shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock.

(iii) Forfeiture; Delivery of Shares. Except as otherwise determined by the Committee, upon termination of employment or upon resignation or removal as an Outside Director (as determined under criteria established by the Committee) during the applicable restriction period, all Shares of Restricted Stock at such time subject to restriction shall be forfeited and reacquired by the Company; provided, however, that the Committee may, when it finds that a waiver would be in the best interest of the Company, waive in whole or in part any or all remaining restrictions with respect to Shares of Restricted Stock. Shares representing Restricted Stock that are no longer subject to restrictions shall be delivered to the holder thereof promptly after the applicable restrictions lapse or are waived.

(c) General.

(i) No Cash Consideration for Awards. Except as otherwise determined by the Committee, Awards shall be granted for no cash consideration or for such minimal cash consideration as may be required by applicable law.

(ii) Awards May Be Granted Separately or Together. Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for any other Award or any award granted under any plan of the Company or any Affiliate other than the Plan. Awards granted in addition to or in tandem with other Awards or in addition to or in tandem with awards granted under any such other plan of the Company or any Affiliate may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

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(iii) Forms of Payment Under Awards. Subject to the terms of the Plan and of any applicable Award Agreement, payments to be made by the Company or an Affiliate upon the grant, exercise or payment of an Award may be made in Shares, cash or a combination thereof as the Committee shall determine, and may be made in a single payment, in installments or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installments or deferred payments.

(iv) Limits On Transfer of Awards. No Award and no right under any such Award shall be assignable, alienable, salable or transferable by a Participant otherwise than by will or by the laws of descent and distribution; provided, however, that a Participant may, in the manner established by the Committee,

(A) designate a beneficiary or beneficiaries to exercise the rights of the Participant and receive any property distributable with respect to any Award upon the death of the Participant, or

(B) transfer a Non-Qualified Stock Option to any “family member” (as such term is used in Form S-8 under the Securities Act of 1933) of such Participant, provided that (1) there is no consideration for such transfer or such transfer is effected pursuant to a domestic relations order in settlement of marital property rights, and (2) the Non-Qualified Stock Options held by such transferees continue to be subject to the same terms and conditions (including restrictions or subsequent transfers) as were applicable to such Non-Qualified Stock Options immediately prior to their transfer.

Each Award or right under any Award shall be exercisable during the Participant’s lifetime only by the Participant, by a transferee pursuant to a transfer permitted by clause (B) of this Section 6(c)(iv), or, if permissible under applicable law, by the Participant’s or such transferee’s guardian or legal representative. No Award or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.

(v) Term of Awards. Subject to the terms of the Plan, the term of each Award shall be for such period as may be determined by the Committee.

(vi) Restrictions; Securities Exchange Listing. All certificates for Shares delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations and other requirements of the Securities and Exchange Commission and any applicable federal, state or foreign securities laws, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions. If the Shares are traded on a securities exchange, the Company shall not be required to deliver any Shares covered by an Award unless and until such Shares have been admitted for trading on such securities exchange.

Section 7. Amendment and Termination; Adjustments.

Except to the extent prohibited by applicable law and unless otherwise expressly provided in an Award Agreement or in the Plan:

(a) Amendments to the Plan. The Board of Directors of the Company may amend, alter, suspend, discontinue or terminate the Plan; provided, however, that, notwithstanding any other provision of the Plan or any Award Agreement, without the approval of the stockholders of the Company, no such amendment, alteration, suspension, discontinuation or termination shall be made that:

(i) absent such approval, would cause Rule 16b-3 to become unavailable with respect to the Plan;

(ii) requires the approval of the Company’s stockholders under any rules or regulations of NYSE MKT Exchange, or, if applicable Financial Industry Regulatory Authority, Inc. or any securities exchange that are applicable to the Company; or

(iii) requires the approval of the Company’s stockholders under the Code in order to permit Incentive Stock Options to be granted under the Plan.

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(b) Amendments to Awards. The Committee may waive any conditions of or rights of the Company under any outstanding Award, prospectively or retroactively, subject to Section 7(c) of the Plan. The Committee may not amend, alter, suspend, discontinue or terminate any outstanding Award, prospectively or retroactively, without the consent of the Participant or holder or beneficiary thereof.

(c) Prohibition on Option Repricing. The Committee shall not reduce the exercise price of any outstanding Option, whether through amendment, cancellation or replacement grants, or any other means, without shareholder approval.

(d) Correction of Defects, Omissions and Inconsistencies. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry the Plan into effect.

Section 8. Income Tax Withholding; Tax Bonuses.

(a) Withholding. In order to comply with all applicable federal, state or foreign income tax or social insurance contribution laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal, state or foreign payroll, withholding, income, social insurance contributions or other taxes, which are the sole and absolute responsibility of a Participant, are withheld or collected from such Participant. In order to assist a Participant in paying all federal, state and foreign taxes to be withheld or collected upon exercise or receipt of (or the lapse of restrictions relating to) an Award, the Committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to satisfy such tax obligation by (i) electing to have the Company withhold a portion of the Shares otherwise to be delivered upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes or (ii) delivering to the Company Shares other than Shares issuable upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes. The election, if any, must be made on or before the date that the amount of tax to be withheld is determined.

(b) Tax Bonuses. The Committee, in its discretion, shall have the authority, at the time of grant of any Award under this Plan or at any time thereafter to approve bonuses to designated Participants to be paid upon their exercise or receipt of (or the lapse of restrictions relating to) Awards in order to provide funds to pay all or a portion of federal, state and foreign taxes due as a result of such exercise or receipt (or the lapse of such restrictions). The Committee shall have full authority in its discretion to determine the amount of any such tax bonus.

Section 9. General Provisions.

(a) No Rights to Awards. No Key Employee, Participant or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Key Employees, Participants or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to different Participants.

(b) Delegation. The Committee may delegate to one or more officers of the Company or any Affiliate or a committee of such officers the authority, subject to such terms and limitations as the Committee shall determine, to grant Awards to Key Employees who are not officers or directors of the Company for purposes of Section 16 of the Securities Exchange Act of 1934, as amended.

(c) Terms of Awards. The specific terms of an Award pursuant to the Plan shall be set forth in an Award Agreement duly executed (by manual, facsimile or electronic signature) on behalf of the Company.

(d) No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

(e) No Right to Employment or Directorship. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or any Affiliate or any right to remain as a member of the Board of Directors, as the case may be. In addition, the Company or an Affiliate may at any time dismiss a Participant from employment (or remove an Outside Director), free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement.

(f) Governing Law. The validity, construction and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Delaware, without regard to its conflicts of laws principals.

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(g) Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.

(h) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

(i) No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash shall be paid in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

(j) Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

Section 10. Effective Date of the Plan.

The Plan shall be effective as of the date of its approval by the stockholders of the Company.

Section 11. Term of the Plan.

Awards shall be granted under the Plan during a period commencing the date the Plan was approved by the stockholders of the Company, through a date which is ten (10) years from the date of such shareholder approval. However, unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond the ending date of the period stated above, and the authority of the Committee provided for hereunder with respect to the Plan and any Awards, and the authority of the Board of Directors of the Company to amend the Plan, shall extend beyond the end of such period.

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BOVIE MEDICAL CORPORATION

PROXY

PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 16, 2015. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby acknowledges receipt of Notice of Annual Meeting of Stockholders and Proxy Statement of Bovie Medical Corporation in connection with the 2015 Annual Meeting to be held on July 16, 2015, and appoints Andrew Makrides and Robert L. Gershon, or either of them, proxy with power of substitution, for and in the name of the undersigned, and hereby authorizes each or either of them to represent and to vote, all the shares of common stock of Bovie Medical Corporation, a Delaware corporation (“Company”), that the undersigned would be entitled to vote at our Annual Meeting of Stockholders (“Annual Meeting”) on July 16, 2015 and at any adjournments thereof, upon the matters set forth in the Notice of Annual Meeting, hereby revoking any proxy heretofore given. The proxy holder appointed hereby is further authorized to vote in his discretion upon such other business as may properly come before the Annual Meeting. This proxy will be voted as specified. If no direction is made, this proxy will be voted in favor of all proposals.

THE BOARD RECOMMENDS A VOTE "FOR" EACH NOMINEE LISTED ON PROPOSAL 1, “FOR” PROPOSAL 2, “FOR” PROPOSAL 3 and “FOR” PROPOSAL 4.

 ☒ Please mark your votes

 as in this example using

 dark ink only.

1. The election of the following nominees to the Company’s Board of Directors to serve until the 2016 Annual Meeting of Shareholders: Andrew Makrides, Robert L. Gershon, J. Robert Saron, Michael Geraghty, Charles T. Orsatti, Lawrence J. Waldman and John C. Andres.

FOR	☐
all nominees
(except as marked
to the contrary below)

WITHHOLD ☐
AUTHORITY TO VOTE FOR ALL
NOMINEES LISTED ABOVE

WITHHOLD AUTHORITY
FOR ALL EXCEPT ☐

Andrew Makrides	☐
Robert L. Gershon	☐
J. Robert Saron	☐
Michael Geraghty	☐
Charles T. Orsatti	☐
Lawrence J. Waldman	☐
John C. Andres	☐

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INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and check the box next to each nominee you wish to withhold authority.

2. The approval of the 2015 Share Incentive Plan.

FOR	AGAINST	ABSTAIN

☐	☐	☐

3. The ratification of Frazier & Deeter, LLC as the Company’s independent public accountants for the year ending December 31, 2015.

FOR	AGAINST	ABSTAIN

☐	☐	☐

4. The approval of a non-binding advisory proposal approving a resolution supporting the compensation of named executive officers.

FOR	AGAINST	ABSTAIN

☐	☐	☐

In their discretion, the proxyholders are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof, all as set out in the Notice and Proxy Statement relating to the Annual Meeting, receipt of which are hereby acknowledged.

Please sign exactly as your name appears and return this proxy card immediately in the enclosed stamped self-addressed envelope.

Signature(s)	Signature
Dated:

NOTE: Please mark, date and sign exactly as name(s) appear on this proxy and return the proxy card promptly using the enclosed envelope. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. Executors, administrators, attorneys, trustees, or guardians should state full title or capacity. Joint owners should each sign. If signer is a partnership, please sign in partnership name by authorized person.

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